                                PROMISSORY NOTE


U.S. $460,000                                         Dated:  September 27, 1996

         The undersigned, JOSEPH A. CANNON, an individual ("Borrower"), promises to pay to GENEVA STEEL COMPANY, a Utah corporation (hereinafter, together with any subsequent holder of this promissory note, referred to as "Lender"), at 10 South Geneva Road, Vineyard, Utah 84058, or at such other place as Lender may designate, in lawful money of the United States, the principal sum of FOUR HUNDRED SIXTY THOUSAND DOLLARS ($460,000), together with interest from the date hereof on the unpaid principal, payable as hereinafter provided for in this promissory note (the "Note").

         1. Borrower shall pay to Lender the principal amount of this Note and all interest accrued thereon at the earliest to occur of (i) demand for repayment by Lender and (ii) September 27, 1997. On such repayment date, the entire then-remaining unpaid principal balance, plus accrued interest and all other fees and amounts required by this Note, shall be due and payable in full.

         2. Except as otherwise expressly provided in the following paragraphs of this Note, the outstanding principal balance of this Note shall bear interest for each day from and including the date hereof to but excluding the date such principal and interest accrued thereon is repaid in full at a rate per annum equal to Eight and 53/100 Percent (8.53%). Interest shall accrue based upon a year of 360 days.

         3. Any overdue principal hereof and, to the extent permitted by law, overdue interest hereon shall bear interest payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate equal to Eighteen Percent (18%) per annum.

         4. This Note may be prepaid in full or in part at any time without the consent of Lender and without penalty or premium. Each payment under this Note shall be applied first, to the payment of Lender's costs, fees and expenses as provided herein, second, to accrued but unpaid interest due under this Note, and third, to the reduction of unpaid principal owing under this Note.

         5. If one or more of the following events (each, an "Event of Default") shall have occurred and be continuing:

                 (a) Borrower shall fail to pay any principal of this Note when due, or interest thereon or any fees or any other amounts payable hereunder within ten (10) days after the due date thereof;

                 (b) the occurrence of an Event of Default, as such term is defined in Section 8 of that certain Security Agreement dated September 27, 1996 executed by Borrower, Janeal B. Cannon and Lender (the "Security Agreement");

                 (c) Borrower or Janeal B. Cannon shall breach or fail to comply with any agreement respecting any "Obligation," as such term is defined in a Deed of Trust dated as of September 27, 1996, executed by Borrower and Janeal B. Cannon as trustor, to Associated Title Company, as trustee, for the use and benefit of Lender, as beneficiary (the "Cannon Trust Deed");

                 (d) Riverwood Limited Partnership, a Utah limited partnership ("Riverwood Partnership"), shall breach or fail to comply with any of its agreements respecting any "Obligation," as such term is defined in a Utah Deed of Trust, Security Agreement and Financing Statement dated as of September 27, 1996, executed by Riverwood Partnership as trustor, to Associated Title Company, as trustee, for the use and benefit of Lender, as beneficiary (the "Riverwood Trust Deed," and collectively with the Cannon Trust Deed, the "Trust Deeds"); or

                 (e) Borrower shall use any of the proceeds of the loan evidenced by this Note for any purpose other than for the payment of principal, interest or related fees and expenses under a promissory note dated October 29, 1993 made by Borrower in favor of Citibank, N.A., a national banking association, as amended;

then, and in every such event, without notice to Borrower or any other act by Lender, the entire unpaid principal balance hereunder, together with all accrued but unpaid interest and all fees and charges required by this Note, shall, at the option of the holder hereof, at once become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived by Borrower (time being the essence hereof). The failure of Lender to exercise any right or remedy upon the occurrence or continuance of an Event of Default shall not constitute or be construed to constitute a waiver of any right or remedy of Lender.

         6. Notwithstanding any other provision contained in this Note or in any agreement, document or instrument related to the transaction of which this Note is a part: (a) the rates of interest and charges and the payments provided for herein and therein shall in no event exceed the rates and charges and the payments which would result in interest being charged at a rate equalling the maximum allowed by law; and (b) if, for any reason whatsoever, the holder hereof ever receives as interest (or as a charge in the nature of interest) in connection with the transaction of which this Note is a part an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion thereof as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid principal balance then outstanding hereunder. Any such amount shall not be applied toward payment of interest (or toward payment of a charge in the nature of interest).

         7. In the event that (a) any payment under this Note is not made at the time and in the manner required hereunder, (b) the holder hereof incurs any costs of collection or other costs reasonably necessary for the protection of the interest of Lender with respect to this Note, or (c) the holder hereof exercises its right to accelerate the maturity of the obligations hereunder, Borrower agrees to pay any and all costs and expenses (regardless of the particular nature thereof and whether incurred before or after the initiation of suit or before or after judgment) which may be incurred by the holder hereof in connection with the enforcement of any of its rights under this Note, including court costs and attorneys' fees.

         8. The undersigned, sureties, guarantors, and endorsers hereof severally waive presentment for payment, demand, protest and notice of dishonor of this Note, and consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and to the release of any security, or any part thereof, with or without substitution.

         9. This Note is secured by, and entitled to the benefits of, the Security Agreement and the Trust Deeds.

                                       "BORROWER"


                                       /s/  JOSEPH A. CANNON
                                       ______________________________________
                                       Joseph A. Cannon

                                PROMISSORY NOTE


U.S. $40,000                                          Dated:  December 23, 1996

         The undersigned, JOSEPH A. CANNON, an individual ("Borrower"), promises to pay to GENEVA STEEL COMPANY, a Utah corporation (hereinafter, together with any subsequent holder of this promissory note, referred to as "Lender"), at 10 South Geneva Road, Vineyard, Utah 84058, or at such other place as Lender may designate, in lawful money of the United States, the principal sum of FORTY THOUSAND DOLLARS ($40,000), together with interest from the date hereof on the unpaid principal, payable as hereinafter provided for in this promissory note (the "Note").

         1. Borrower shall pay to Lender the principal amount of this Note and all interest accrued thereon at the earliest to occur of (i) demand for repayment by Lender and (ii) September 27, 1997. On such repayment date, the entire then-remaining unpaid principal balance, plus accrued interest and all other fees and amounts required by this Note, shall be due and payable in full.

         2. Except as otherwise expressly provided in the following paragraphs of this Note, the outstanding principal balance of this Note shall bear interest for each day from and including the date hereof to but excluding the date such principal and interest accrued thereon is repaid in full at a rate per annum equal to Eight and 53/100 Percent (8.53%). Interest shall accrue based upon a year of 360 days.

         3. Any overdue principal hereof and, to the extent permitted by law, overdue interest hereon shall bear interest payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate equal to Eighteen Percent (18%) per annum.

         4. This Note may be prepaid in full or in part at any time without the consent of Lender and without penalty or premium. Each payment under this Note shall be applied first, to the payment of Lender's costs, fees and expenses as provided herein, second, to accrued but unpaid interest due under this Note, and third, to the reduction of unpaid principal owing under this Note.

         5. If one or more of the following events (each, an "Event of Default") shall have occurred and be continuing:

                 (a) Borrower shall fail to pay any principal of this Note when due, or interest thereon or any fees or any other amounts payable hereunder within ten (10) days after the due date thereof;

                 (b) the occurrence of an Event of Default, as such term is defined in Section 8 of that certain Security Agreement dated September 27, 1996 executed by Borrower, Janeal B. Cannon and Lender (the "Security Agreement");

                 (c) Borrower or Janeal B. Cannon shall breach or fail to comply with any agreement respecting any "Obligation," as such term is defined in a Deed of Trust dated as of September 27, 1996, executed by Borrower and Janeal B. Cannon as trustor, to Associated Title Company, as trustee, for the use and benefit of Lender, as beneficiary, as amended by a First Amendment to Deed of Trust dated as of December 23, 1996 (as amended, the "Cannon Trust Deed");

                 (d) Riverwood Limited Partnership, a Utah limited partnership ("Riverwood Partnership"), shall breach or fail to comply with any of its agreements respecting any "Obligation," as such term is defined in a Utah Deed of Trust, Security Agreement and Financing Statement dated as of September 27, 1996, executed by Riverwood Partnership as trustor, to Associated Title Company, as trustee, for the use and benefit of Lender, as beneficiary, as amended by a First Amendment to Utah Deed of Trust, Security Agreement and Financing Statement dated as of December 23, 1996 (as amended, the "Riverwood Trust Deed," and collectively with the Cannon Trust Deed, the "Trust Deeds"); or

                 (e) Borrower shall use any of the proceeds of the loan evidenced by this Note for any purpose other than for the payment of principal, interest or related fees and expenses under a promissory note dated October 29, 1993 made by Borrower in favor of Citibank, N.A., a national banking association, as amended;

then, and in every such event, without notice to Borrower or any other act by Lender, the entire unpaid principal balance hereunder, together with all accrued but unpaid interest and all fees and charges required by this Note, shall, at the option of the holder hereof, at once become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived by Borrower (time being the essence hereof). The failure of Lender to exercise any right or remedy upon the occurrence or continuance of an Event of Default shall not constitute or be construed to constitute a waiver of any right or remedy of Lender.

         6. Notwithstanding any other provision contained in this Note or in any agreement, document or instrument related to the transaction of which this Note is a part: (a) the rates of interest and charges and the payments provided for herein and therein shall in no event exceed the rates and charges and the payments which would result in interest being charged at a rate equalling the maximum allowed by law; and (b) if, for any reason whatsoever, the holder hereof ever receives as interest (or as a charge in the nature of interest) in connection with the transaction of which this Note is a part an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion thereof as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid principal balance then outstanding hereunder. Any such amount shall not be applied toward payment of interest (or toward payment of a charge in the nature of interest).

         7. In the event that (a) any payment under this Note is not made at the time and in the manner required hereunder, (b) the holder hereof incurs any costs of collection or other costs reasonably necessary for the protection of the interest of Lender with respect to this Note, or (c) the holder hereof exercises its right to accelerate the maturity of the obligations hereunder, Borrower agrees to pay any and all costs and expenses (regardless of the particular nature thereof and whether incurred before or after the initiation of suit or before or after judgment) which may be incurred by the holder hereof in connection with the enforcement of any of its rights under this Note, including court costs and attorneys' fees.

         8. The undersigned, sureties, guarantors, and endorsers hereof severally waive presentment for payment, demand, protest and notice of dishonor of this Note, and consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and to the release of any security, or any part thereof, with or without substitution.

         9. This Note is secured by, and entitled to the benefits of, the Security Agreement and the Trust Deeds.

                                        "BORROWER"


                                        /s/  JOSEPH A. CANNON
                                        ------------------------------------
                                        Joseph A. Cannon

                                PROMISSORY NOTE


U.S. $200,000                                         Dated:  February 13, 1997

         The undersigned, JOSEPH A. CANNON, an individual ("Borrower"), promises to pay to GENEVA STEEL COMPANY, a Utah corporation (hereinafter, together with any subsequent holder of this promissory note, referred to as "Lender"), at 10 South Geneva Road, Vineyard, Utah 84058, or at such other place as Lender may designate, in lawful money of the United States, the principal sum of TWO HUNDRED THOUSAND DOLLARS ($200,000), together with interest from the date hereof on the unpaid principal, payable as hereinafter provided for in this promissory note (the "Note").

         1. Borrower shall pay to Lender the principal amount of this Note and all interest accrued thereon at the earliest to occur of (i) demand for repayment by Lender and (ii) September 27, 1997. On such repayment date, the entire then-remaining unpaid principal balance, plus accrued interest and all other fees and amounts required by this Note, shall be due and payable in full.

         2. Except as otherwise expressly provided in the following paragraphs of this Note, the outstanding principal balance of this Note shall bear interest for each day from and including the date hereof to but excluding the date such principal and interest accrued thereon is repaid in full at a rate per annum equal to Eight and 53/100 Percent (8.53%). Interest shall accrue based upon a year of 360 days.

         3. Any overdue principal hereof and, to the extent permitted by law, overdue interest hereon shall bear interest payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate equal to Eighteen Percent (18%) per annum.

         4. This Note may be prepaid in full or in part at any time without the consent of Lender and without penalty or premium. Each payment under this Note shall be applied first, to the payment of Lender's costs, fees and expenses as provided herein, second, to accrued but unpaid interest due under this Note, and third, to the reduction of unpaid principal owing under this Note.

         5. If one or more of the following events (each, an "Event of Default") shall have occurred and be continuing:

                 (a) Borrower shall fail to pay any principal of this Note when due, or interest thereon or any fees or any other amounts payable hereunder within ten (10) days after the due date thereof;

                 (b) the occurrence of an Event of Default, as such term is defined in Section 8 of that certain Security Agreement dated September 27, 1996 executed by Borrower, Janeal B. Cannon and Lender (the "Security Agreement");

                 (c) Borrower or Janeal B. Cannon shall breach or fail to comply with any agreement respecting any "Obligation," as such term is defined in a Deed of Trust dated as of September 27, 1996, executed by Borrower and Janeal B. Cannon as trustor, to Associated Title Company, as trustee, for the use and benefit of Lender, as beneficiary, as amended by a First Amendment to Deed of Trust dated as of December 23, 1996 (as amended, the "Cannon Trust Deed");

                 (d) Riverwood Limited Partnership, a Utah limited partnership ("Riverwood Partnership"), shall breach or fail to comply with any of its agreements respecting any "Obligation," as such term is defined in a Utah Deed of Trust, Security Agreement and Financing Statement dated as of September 27, 1996, executed by Riverwood Partnership as trustor, to Associated Title Company, as trustee, for the use and benefit of Lender, as beneficiary, as amended by a First Amendment to Utah Deed of Trust, Security Agreement and Financing Statement dated as of December 23, 1996 (as amended, the "Riverwood Trust Deed," and collectively with the Cannon Trust Deed, the "Trust Deeds"); or

                 (e) Borrower shall use any of the proceeds of the loan evidenced by this Note for any purpose other than for the payment of principal, interest or related fees and expenses under a promissory note dated October 29, 1993 made by Borrower in favor of Citibank, N.A., a national banking association, as amended;

then, and in every such event, without notice to Borrower or any other act by Lender, the entire unpaid principal balance hereunder, together with all accrued but unpaid interest and all fees and charges required by this Note, shall, at the option of the holder hereof, at once become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived by Borrower (time being the essence hereof). The failure of Lender to exercise any right or remedy upon the occurrence or continuance of an Event of Default shall not constitute or be construed to constitute a waiver of any right or remedy of Lender.

         6. Notwithstanding any other provision contained in this Note or in any agreement, document or instrument related to the transaction of which this Note is a part: (a) the rates of interest and charges and the payments provided for herein and therein shall in no event exceed the rates and charges and the payments which would result in interest being charged at a rate equalling the maximum allowed by law; and (b) if, for any reason whatsoever, the holder hereof ever receives as interest (or as a charge in the nature of interest) in connection with the transaction of which this Note is a part an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion thereof as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid principal balance then outstanding hereunder. Any such amount shall not be applied toward payment of interest (or toward payment of a charge in the nature of interest).

         7. In the event that (a) any payment under this Note is not made at the time and in the manner required hereunder, (b) the holder hereof incurs any costs of collection or other costs reasonably necessary for the protection of the interest of Lender with respect to this Note, or (c) the holder hereof exercises its right to accelerate the maturity of the obligations hereunder, Borrower agrees to pay any and all costs and expenses (regardless of the particular nature thereof and whether incurred before or after the initiation of suit or before or after judgment) which may be incurred by the holder hereof in connection with the enforcement of any of its rights under this Note, including court costs and attorneys' fees.

         8. The undersigned, sureties, guarantors, and endorsers hereof severally waive presentment for payment, demand, protest and notice of dishonor of this Note, and consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and to the release of any security, or any part thereof, with or without substitution.

         9. This Note is secured by, and entitled to the benefits of, the Security Agreement, the Trust Deeds and an Assignment of Interest, dated as of the date hereof, made by Borrower in favor of Lender.

                                        "BORROWER"


                                        /s/  JOSEPH A. CANNON
                                        ------------------------------------
                                        Joseph A. Cannon

AFTER RECORDING, RETURN TO:

Brian G. Lloyd, Esq.
KIMBALL, PARR, WADDOUPS, BROWN & GEE
185 South State Street, Suite 1300
Salt Lake City, Utah  84111


                     UTAH DEED OF TRUST, SECURITY AGREEMENT
                            AND FINANCING STATEMENT

                     (WITH ASSIGNMENT OF RENTS AND LEASES)


         THIS DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT (hereinafter the "Trust Deed") is executed as of the 27th day of September, 1996, by RIVERWOOD LIMITED PARTNERSHIP, a Utah limited partnership whose address for purposes hereof is 3919 North Riverwood Drive, Provo, Utah 84604, (hereinafter, "Trustor"), to ASSOCIATED TITLE COMPANY, a Utah corporation whose address for the purposes hereof is 560 South 300 East, Salt Lake City, Utah 84111 ("Trustee"), for the use and benefit of GENEVA STEEL COMPANY, a Utah corporation, and its successors and assigns (hereinafter "Beneficiary"), whose address for purposes hereof is 10 South Geneva Road, Vineyard, Utah 84058.

                                   RECITALS:

         A. Trustor is the record owner of fee title to a certain tract of real property lying in the County of Wayne, State of Utah, which said property is more particularly described as follows (hereinafter the "Tract"):

         See Exhibit A attached hereto and incorporated herein by this reference.

         B. Joseph A. Cannon, a general partner of Trustor ("Borrower"), has obtained a loan (the "Loan") from Beneficiary in the original principal amount of FOUR HUNDRED SIXTY THOUSAND and no/100 DOLLARS ($460,000.00), as evidenced by a Promissory Note of even date herewith, made by Borrower payable to the order of Beneficiary, which note also provides for interest on the unpaid principal balance at the rate or rates therein set forth, described, or provided for, and payable at the times and in the manner therein set forth (hereinafter the "Note").

         NOW, THEREFORE, in order to secure (A) The payment and performance of each and every obligation of Borrower under the Note; (B) Any extensions, renewals, modifications or replacements of the Note or of the obligations evidenced thereby, regardless of the extent of or the subject matter of any such extension, renewal, modification or replacement; (C) The payment and performance of each and every agreement and obligation of Trustor under this Trust Deed and under any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby; (D) The payment of such additional loans or advances as may hereafter be made by Beneficiary to Borrower or Trustor, or their respective successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Trust Deed; and (E) The payment of all sums expended or advanced by Beneficiary or Trustee pursuant to the terms of this Trust Deed, the Note, or any instrument further evidencing or securing any obligation secured hereby, together with interest thereon as herein and therein provided (the foregoing items (A) through (E) and the matters referred to therein being hereinafter collectively referred to as the "Obligations"), Trustor hereby CONVEYS, WARRANTS, and TRANSFERS to Trustee, IN TRUST, WITH POWER OF SALE, the following property, rights, privileges, interests, and franchises, to-wit:

                                       I.

         The Tract (which is described in Paragraph A appearing at the outset hereof).

         Together with all minerals, oil, gas and other hydrocarbon substances, air rights, water rights, water stock, rights-of-way, easements, tenements, hereditaments, and appurtenances belonging to or in any way appertaining to the Tract and of any improvements now or hereafter situated on the Tract.

         Together with all right, title, and interest of Trustor, now owned or hereafter acquired, in and to any land lying in the bed of any street, road, or avenue, open or proposed, in front of or adjoining the Tract.

         Together with all right, title, and interest of Trustor, now owned or hereafter acquired, in and to any and all sidewalks and alleys, and all strips and gores of land, adjacent to or used in connection with the Tract.

                                      II.

         All buildings, structures, and improvements now or at any time hereafter erected, constructed, or situated upon the Tract or any part thereof, and all apparatus, fixtures, and articles of property now or hereafter attached to or necessary for use in connection with the operation or maintenance of any such building, structure, or other improvement, including, but without limiting the generality of the foregoing, all carpeting, draperies, appliances, engines, furnaces, boilers, pumps, heaters, tanks, motors, generators, electrical equipment, heating, plumbing, lifting, and ventilating apparatus, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators, fittings, and machinery, and all other fixtures, property, and equipment of every kind and description, attached to or necessary for use in connection with the operation or maintenance of any building standing on the Tract (all of which apparatus, fixtures, property, and equipment shall be deemed to be fixtures and a part of the realty), together with any and all replacements and renewals of any of the foregoing and any and all additions thereto.

                                      III.

         All awards made for the taking by eminent domain or by any proceeding or purchase in lieu thereof of the whole or any part of the Tract or of any improvements now or hereafter situated thereon or any estate or easement therein (including any awards for change of grade of streets), and all proceeds of insurance paid on account of any partial or total destruction of improvements on the Tract, all of which awards and proceeds are hereby assigned to Beneficiary, which is hereby authorized to collect and receive such awards and proceeds and to give proper receipts and acquittances therefor and (subject to the terms of Paragraph 4 of this Trust Deed) to apply the same against the Obligations, whether or not then due.

                                      IV.

         All right, title, and interest of Trustor in and to all unearned premiums accrued, accruing, or to accrue under any and all insurance policies now or hereafter obtained by Trustor pursuant to the provisions hereof.

                                       V.

         All fixtures, carpeting, floor coverings, draperies, equipment, sun screens, awnings, implements, goods, fittings, machinery, appliances, furniture, and other personal property of every kind or nature whatsoever which are presently, or which are at any time hereafter, installed, placed, located, contained, or used in, about, or in connection with, or procured for purposes of installation, placing, location, being contained, or used in, about, or in connection with, and which are necessary for the existence, construction, creation, operation, or maintenance of any building or other structure now or at any time hereafter erected or situated on, any part of the Tract, together with all construction materials and all plans and specifications of every kind or nature whatsoever which are intended to be used, which are used, or which are procured for use in constructing and completing any of the improvements located or to be located on the Tract (including all replacements, renewals, additions, products, and proceeds of all of the foregoing).

         Together with all inventory, equipment, trademarks, trade names, logos and designs for the operations located on the Tract, contract rights, deposit, escrow and cash accounts, chattel paper, instruments, documents, general intangibles, certificates, agreements, insurance policies, business records, plans and specifications, drawings, maps, surveys, studies, permits, licenses, zoning, subdivision development and other applications, filings and approvals and other intangible personal property now owned or hereafter acquired by Trustor and used in connection with the ownership or operation of the Tract, and any substitutions and replacements thereof, and any proceeds or products therefrom.

         Together with all water stock relating to the Tract, and deposits and other security given to utility companies or governmental or quasi-governmental agencies in connection with the Tract.

         All of the property, rights, privileges, interests, and franchises described in the foregoing items I through V and hereby conveyed, warranted, and transferred are hereinafter collectively referred to as the "Property." All of the property described in the foregoing items III, IV and V is hereinafter collectively referred to as the "Personal Property."



IN CONNECTION WITH THIS TRUST DEED, IT IS AGREED AS FOLLOWS:

         1. Warranties of Title and Authority. Trustor hereby represents and warrants that it is lawfully seized of indefeasible fee title to the Property, that it has the authority and right to execute and deliver this Trust Deed, that it shall defend the title to the Property against all claims and demands whatsoever, that the Property is free and clear of any and all liens, encumbrances, and interests of third parties (other than such liens, encumbrances, and interests as may be set forth in the policy of mortgage title insurance to be provided to Beneficiary pursuant to Paragraph 7 of this Trust
Deed), that no hazardous substances, hazardous wastes, pollutants or contaminants are, have been or will be used, deposited, stored, disposed of, placed or otherwise located in or on the Property or at any facility operated on the Property at any time, and that any and all obligations it may have incurred in connection with the Property are current and without default. Trustor hereby releases, waives, and relinquishes all exemptions and homestead rights which may exist with respect to the Property.

         2. Obligations Mandatory. Trustor shall promptly pay or cause to be paid to Beneficiary, or order, and shall promptly perform or cause to be performed, each and every payment and obligation on the part of Trustor provided to be paid or performed in connection with any of the Obligations. All of such payments and obligations are mandatory, and Trustor's failure to accomplish any of the same shall constitute a default under this Trust Deed.

         3. Payments Protecting Against Liens. Trustor shall pay, when due, all taxes, assessments, and governmental, municipal, or other charges or impositions levied against or affecting the Property, or which might become a lien thereon, and shall promptly deliver all receipts for such payments to Beneficiary upon request. Trustor shall also pay, when due, any and all sums constituting an encumbrance, charge, or lien upon the Property, or any part thereof, which may at any time appear to Beneficiary to be prior or superior to the interest of Beneficiary or Trustee hereunder.

         4. Insurance Coverage. Trustor shall secure and at all times maintain an insurance policy or policies in a form reasonably satisfactory to Beneficiary, naming Beneficiary as additional insured thereunder, providing:
(i) hazard insurance with "all risk" coverage upon the buildings, fixtures, improvements and Personal Property now existing or hereafter erected or placed upon the Tract, insuring, inter alia, against the perils of fire, extended coverage, vandalism, and malicious mischief, having a full replacement cost endorsement, and in an amount based upon a minimum insurable value and upon co-insurance rates which value and rates are acceptable to Beneficiary; and
(iii) if the Tract is or comes to be located in a flood prone or flood risk area as identified pursuant to the Flood Disaster Protection Act of l973, as amended or supplemented, hazard insurance covering the risk of damage to improvements caused by flooding, in such amounts as Beneficiary may require. Trustor shall deliver to Beneficiary (at the option of Beneficiary) either the originals of the policies evidencing such insurance coverage or certificates duly executed by the insurer(s) evidencing such insurance coverage. Concurrently with the delivery to Beneficiary of each such policy or certificate (and of each renewal policy or other evidence that the insurance coverage required hereby has been renewed, which said renewal policy or other evidence of renewal shall be delivered to Beneficiary at least fifteen (l5) days prior to the expiration of the coverage then in force), Trustor shall also furnish to Beneficiary paid premium receipts evidencing payment in full of the required insurance premiums for at least the first full year (and for each renewal policy, the applicable full renewal year) of coverage. Each insurer concerned shall agree that the coverage will not be cancelled or modified unless at least thirty (30) days advance written notice of the proposed cancellation or modification has been given to Beneficiary. In the event Trustor fails to secure and maintain any of the insurance coverage as provided in this Paragraph, Beneficiary may procure such insurance on Trustor's behalf, including insurance in favor of Beneficiary alone. In the event of loss, Trustor shall give immediate notice to Beneficiary which may, but without any obligation to do so, make proof of loss, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Beneficiary, instead of to Trustor and Beneficiary jointly. Insurance proceeds of any of the hazard insurance maintained pursuant to this Paragraph may be applied by Beneficiary, at its option, to reduce the Obligations (whether or not then due) and/or to restore or repair the Property damaged. If Beneficiary gives its consent to use of such proceeds for restoration and repair, the proceeds shall be made available by Beneficiary for use in restoring or reconstructing the Property damaged in accordance with plans and specifications and construction arrangements approved by Beneficiary. Beneficiary or its nominee shall hold such hazard insurance proceeds in escrow and from time to time shall, upon compliance with such reasonable conditions or requirements as may be imposed by Beneficiary, disburse portions of such proceeds to Trustor and/or to those entitled thereto as progress is made on necessary restoration and reconstruction. If any of such proceeds remain after the cost of such restoration and reconstruction has been paid, Beneficiary may, at its option, apply such remaining proceeds to reduce the Obligations (whether or not then due) and/or remit the same to Trustor.

         5. Proof of Payment for Taxes and Insurance. Trustor shall, prior to the due date of each required payment of taxes, assessments, and insurance premiums relating to the Property, make the required payment and furnish to Beneficiary a receipt evidencing that such payment has been timely made.

         6. Maintenance and Use of Property. Trustor agrees: to maintain the Property at all times in good condition and repair; to keep and maintain all buildings and improvements which may be or become part of the Property in good and neat order and repair and to allow no nuisances to exist or be maintained; to keep all buildings and improvements which may be or become part of the Property free from dry rot, fungus, termites and all other infestations; to keep and maintain abutting grounds, sidewalks, roads, and parking and landscaped areas in good and neat order and repair; to comply with all federal, state, county, municipal, and other govern-mental statutes, ordinances, laws, and regulations and all covenants, conditions and restrictions affecting the Property or any condition or activity respecting the Property; not to commit or permit waste upon the Property and not to remove, materially alter, damage, or demolish any improvement on the Tract; to restore promptly and in a good and workmanlike manner any improvement on the Tract which may for any reason be damaged or destroyed; to allow Beneficiary or its designated representative to inspect the Property at all reasonable times during the term hereof and to conduct soil and other tests thereon; to comply with all requirements and conditions necessary to preserve and extend any and all rights, licenses, permits (including but not limited to zoning variances, conditional uses, special exceptions, special permits, and non- conforming uses), privileges, franchises and concessions which are applicable to the Tract or which have been granted to or contracted for by Trustor in connection with any existing or presently contemplated use of the Tract; not to drill or permit the drilling for or extraction of oil, gas or other hydrocarbon substances, or any mineral of any kind upon the Tract without the prior written consent of Beneficiary; and to comply with all provisions of law concerning maintenance, use, or improvement of the Property. Trustor agrees to do any act which, from the character or use of the Property, is reasonably necessary to protect and preserve the fair market value of the Property, any specific enumerations herein not limiting the general. Trustor shall not, without the prior written consent of Trustor subdivide the Tract or any portion thereof. Beneficiary shall have the right to review and approve or disapprove the layout, configuration, terms and conditions of any subdivision or development of the Tract, including but not limited to, the number and configuration of lots, roads, utilities, or other improvements on the Tract.
At any time and from time to time upon written request of Beneficiary, payment of its fees and presentation of this Trust Deed and the note for endorsement (in case of full reconveyance, for cancellation and retention), without affecting the liability of any person for the payment of the indebtedness secured hereby, Trustee may (a) consent to the making of any map or plat of said property; (b) join in granting any easement or creating any restriction thereon; (c) join in any subordination or other agreement affecting this Trust Deed or the lien or charge thereof; (d) reconvey, without warranty, all or any part of the Tract. The grantee in any reconveyance may be described as "the person or persons entitled thereto," and the recitals therein of any matters or facts shall be conclusive proof of truthfulness thereof. Trustor agrees to pay reasonable Trustee's fees for any of the services mentioned in this Paragraph.

         7. Title Insurance. Trustor shall obtain and provide Beneficiary with a policy of title insurance insuring the lien of this Trust Deed. Such policy shall be in such form and issued by such company as are acceptable to Beneficiary and shall be in an amount not less than the face amount of the Note.

         8. Sale and Assignment of Leases. Trustor shall not, without the prior written consent of Beneficiary (which consent may be given or withheld in the absolute and unqualified discretion of Beneficiary), sell, assign, transfer, mortgage, pledge, or otherwise dispose of or encumber, whether by operation of law or otherwise, any lease of the Tract or of any portion thereof or of space in any building now or hereafter constituting a portion of the Property, or any rents, issues, or profits issuing from the Property. Any transaction done in contravention of the foregoing limitation shall be null and void as regards the interest of Beneficiary in the Property and under this Trust Deed and shall constitute a default hereunder.

         9.  Appearance in Proceedings Affecting Security.   Trustor shall
appear in and defend any action or proceeding which purports to or which might in any way affect the title to the Property or the security hereof (the phrase "the security hereof" when used in this Trust Deed shall mean the interest of Trustor, Beneficiary, and Trustee in the Property, the rights, powers, duties, covenants, representations, warranties, and authority of Trustor, Beneficiary, and Trustee hereunder and under any instrument further evidencing or securing the Obligations, and the validity, enforceability, and binding effect hereof and of any instrument further evidencing or securing the Obligations). Should Beneficiary or Trustee elect to appear in or defend any such action or proceeding, Trustor shall pay all costs and expenses incurred by Beneficiary or Trustee in connection therewith, including costs of evidence of title, court costs, and reasonable attorneys' fees.

         10. Beneficiary's Performance in Trustor's Stead. Should Trustor fail to make any payment, to do any act or thing, or to perform any obligation herein or in any lease of any part of the Property provided to be paid, done, or performed, at the time and in the manner so provided, Beneficiary may, but without any obligation to do so, and without notice to or demand upon Trustor, and without releasing Trustor from any obligation hereunder or thereunder: (a) make, do, pay, or perform the same in such manner and to such extent as Beneficiary may deem reasonably necessary or desirable to protect the security hereof or to protect any other interest of Beneficiary or Trustee, Beneficiary for such purposes being authorized to enter upon the Property at all reasonable times and to commence, appear in, or defend any action or proceeding purporting to affect the security hereof; or (b) pay, purchase, contest, or compromise any encumbrance, charge, or lien which in the sole judgment of Beneficiary appears to be prior or superior to the interest of Beneficiary or Trustee in the Property.

         11. Repayment of Advances. Trustor shall immediately repay to Beneficiary all sums, with interest thereon as hereafter provided, which at any time may be paid or advanced by Beneficiary for the payment of insurance, taxes, assessments, governmental, municipal, or other charges or impositions, title searches, title reports or abstracts, any obligation secured by a prior lien upon or prior interest in the Property, and any other advances made by Beneficiary which are or appear to be necessary or desirable, in Beneficiary's sole discretion, to maintain this Trust Deed as a prior, valid, and subsisting lien upon the Property, to preserve and protect Beneficiary's, Trustee's, or Trustor's interest therein or hereunder, or to preserve, repair or maintain the Property. All such advances shall be wholly optional on the part of Beneficiary, and Trustor's obligation to repay the same, with interest, to Beneficiary shall be secured by the lien of this Trust Deed. The amount of each such advance shall, for the period during which it remains unpaid and both before and after judgment, bear interest at the rate of eighteen percent (l8%) per annum.

         12. Application of Awards and Proceeds. Should the Property or any part thereof be taken or damaged by reason of any public improvement or condemnation proceeding, or be damaged by fire, flood, or earthquake or in any other manner, Beneficiary shall be entitled to all compensation, awards, insurance proceeds, and other payments or relief therefor, and shall be entitled at its option to commence, appear in, and prosecute in its own name any action or proceeding, and to make any compromise or settlement, in connection with such taking or damage. All such compensation, awards, damages, rights of action, proceeds, or other payments are hereby assigned to Beneficiary which may, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys' fees, incurred by it in connection with such compensation, awards, damages, rights of action, proceeds, or other payments, release any and all moneys so received by it or apply the same, or any portion thereof, to reduce the Obligations (whether or not then due); Beneficiary's rights hereunder regarding use of hazard insurance proceeds being subject, however, to the provisions of Paragraph 4 of this Trust Deed. Trustor agrees to execute and deliver to Beneficiary such further assignments of such compensation, awards, damages, rights of action, proceeds, or other payments as Beneficiary may from time to time require.

         13. Assignment of Leases and Rents; Leasing Requirements. Trustor hereby absolutely, irrevocably and unconditionally conveys, transfers and assigns to Beneficiary all present and future leases, subleases and rental agreements covering the Property (collectively the "Leases"), and all rents, issues, profits, royalties, income (including security deposits) and profits arising from the Property (collectively, the "Rents"), together with the right, power and authority to enforce the Leases, collect the Rents and apply the Rents to any of the Obligations. Notwithstanding anything contained in this Trust Deed to the contrary, the assignment set forth in the preceding sentence is an absolute, irrevocable and unconditional present assignment from Trustor to Beneficiary and not merely the passing of a security interest. Trustor may, on behalf of Beneficiary, enforce the Leases and collect the Rents (but not more than one (1) month in advance) at any time a default does not exist hereunder and an event or condition does not exist which with the giving of notice or lapse of time or both would result in a default hereunder. Trustor shall hold the Rents so collected in trust for Beneficiary and shall use so much of the Rents as is required for the satisfaction of the Obligations. Upon the occurrence of a default hereunder or an event or condition which with the giving of notice or lapse of time or both would result in a default hereunder, the right of Trustor to enforce the Leases and collect the Rents shall automatically terminate, and Trustor shall immediately pay to Beneficiary all of the Rents then held by Trustor. All tenants, lessees and other persons having any obligation to make any payment in connection with the Property are hereby authorized and directed to make such payment directly to Beneficiary upon the demand of Beneficiary. The receipt by Beneficiary of such payment shall be a good and sufficient discharge of the obligation of the tenant, lessee or other person concerned to make the payment connected with the amount so received by Beneficiary. Nothing contained in this Paragraph shall be construed to make Beneficiary a mortgagee in possession or make Beneficiary responsible for any matters relating to the Property or the Leases.

         Without the prior written consent of Beneficiary, Trustor shall not enter into, modify, terminate or accept a surrender of any Leases, permit the assignment of any Leases or accept payment of more than one (1) installment of rent due thereunder prior to its due date. Trustor shall timely comply with all of the terms, covenants and conditions as landlord under the Leases. Trustor shall promptly notify Beneficiary of (a) the default by a lessee under any of the Leases; (b) the commencement of any action by any lessee against Trustor, or by Trustor against any lessee; or (c) the receipt of a written notice by Trustor from any lessee claiming that Trustor is in default under a Lease. Trustor shall promptly deliver to Beneficiary a copy of any process, pleading or notice given or received by Trustor in reference to any such action or claim. Prior to entering into any Lease, Trustor shall furnish a copy of the proposed Lease to Beneficiary for its approval. If Beneficiary conditions its approval of a Lease upon certain changes being made thereto, Trustor shall make all of such changes prior to the execution of such Lease. Immediately upon the execution thereof, an executed copy of each Lease shall be furnished to Beneficiary.

         14. No Waiver of Rights by Collection of Proceeds. The entering upon and taking possession of the Property or the collection of Rents or the application or release thereof as aforesaid shall not cure or waive any default or notice of default hereunder, shall not invalidate any act done pursuant to such notice of default, and shall not operate to postpone or suspend any of the Obligations.

         15. Application of Payments. If at any time during the term hereof Beneficiary receives or obtains a payment, installment, or sum which is less than the entire amount then due in connection with the Obligations and in connection with all other instruments and transactions to which Trustor and Beneficiary are parties, Beneficiary shall, notwithstanding any instructions which may be given by Trustor, have the right to apply such payment, installment, or sum, or any part thereof, to such of the items or obligations then due as Beneficiary may in its sole discretion determine.

         16. Tax on Trust Deed or Debt. Trustor shall pay to Beneficiary the amount of all taxes, assessments, or charges which may be levied by any governmental authority upon this Trust Deed, upon the Obligations, or upon Beneficiary by reason of its interests under this Trust Deed or the Obligations. In the event any of said taxes, assessments, or charges cannot legally be paid by Trustor, all of the Obligations shall, at the option of Beneficiary, become immediately due and payable.

         17. Records. Throughout the term of this Trust Deed, Trustor shall furnish to Beneficiary annually, within sixty (60) days after the close of each fiscal year of Trustor, all of the following materials: (i) Statements relating to the Property, showing in detail all items of income and expense relative to the Property for the preceding year and a detailed current rent roll for the Property; (ii) Summarized statements of gross sales made by Trustor or lessees on or from the Property during the preceding year, where and to the extent that the leases under which such lessees are in occupancy provide for information respecting gross sales to be provided to the lessor or landlord; and (iii) Complete financial statements concerning Trustor, including information respecting the assets and liabilities of Trustor and a profit and loss statement for Trustor. Each of such materials shall be in form satisfactory to Beneficiary and shall be certified by a person satisfactory to Beneficiary. Trustor shall, upon the request of

Beneficiary, advise Beneficiary in writing as to the commencement date of Trustor's fiscal year. Any and all of the records, lists and statements described in this Paragraph 17 shall be supplied to Beneficiary without expense to Beneficiary.

         18. Acceleration. Time is the essence hereof. All of the Obligations, at the option of Beneficiary and without notice or demand, shall become immediately due and payable upon the discovery that any representation or warranty contained herein or in any instrument relating to the Loan or evidencing or securing the Obligations is untrue or was untrue as of the effective date(s) of such representation or warranty, upon Trustor's breach of or failure to comply with any of its agreements respecting any of the Obligations, upon the occurrence of any other default hereunder or otherwise in connection with the Obligations (including, but not limited to, Borrower's default in the timely payment of any installment of principal or interest under the Note), or upon the occurrence of any default in the payment or performance of any obligation owed by Borrower or Trustor to Beneficiary other than those created by the Note or any instrument evidencing or securing the same or comprising the term Obligations as herein defined, or if Borrower or Trustor makes an assignment for the benefit of creditors, or if a receiver is appointed for Borrower or Trustor or any part of the Property, or if Borrower or Trustor files a petition in bankruptcy, or if Borrower or Trustor is adjudicated a bankrupt. Thereupon, Beneficiary may either: (i) Cause Trustee to accomplish any necessary prerequisites and to sell the Property at public auction to the highest bidder; or (ii) Proceed to foreclose this Trust Deed in the manner provided by law for the foreclosure of mortgages covering real property.

         19. Law Governing Exercise of Power of Sale. All procedural matters relating to exercise of the Power of Sale available under this Trust Deed (such as the manner of giving notice of default and notice of sale, the forms employed for such purpose, the persons to receive notice, the time which must elapse between various stages of the proceeding, and the manner in which the sale is conducted) shall be governed by the statutory law which is in effect at the time said power is exercised. In the event some or all of such procedural matters are not covered by then-effective legislation, the matters not covered shall be governed by the law which is in effect at the time this Trust Deed is executed.

         20. Trustee's Sale. At Trustee's sale the Property may be sold in its entirety or in separate parts in such order as Trustee may determine, subject to Trustor's statutory right to direct the order of sale of real property consisting of several known parcels or lots. Any person, including Borrower, Trustor, Trustee and Beneficiary, may bid and purchase at the sale. Upon receipt of payment Trustee shall execute and deliver its deed (the "Trustee's Deed") to the purchaser. The Trustee's Deed may contain recitals of compliance with any requirements of applicable law relating to exercise of the Power of Sale or to the sale. Such recitals shall constitute conclusive evidence of such compliance in favor of bona fide purchasers and encumbrances for value and prima facie evidence thereof in favor of all other persons. The Trustee's Deed shall operate to convey to the grantee, not subject to any right of redemption, the Trustee's title and all right, title, interest, and claim of Trustor, of its successors in interest, and of all persons claiming by, through, or under them, in and to that part of the Property sold, including any and all right, title, interest, or claim in and to such part which may have been acquired by Trustor or its successors in interest subsequent to the execution of this Trust Deed, but without any covenant or warranty, express or implied. Trustee shall apply the proceeds of sale toward payment of the following, and in the order indicated: (a) All costs and expenses incurred in connection with exercise of the Power of Sale or with the sale, including Trustee's and attorneys' fees and the cost of any evidence of title procured in connection with the sale; (b) Each sum the payment of which is secured by this Trust Deed, together with accrued interest thereon at the applicable rate; and (c) The balance, if any, to those entitled thereto or, at Trustee's discretion, such remainder may be deposited with the County Clerk of the County in which the sale took place. If a deficiency remains after proper application of the proceeds of sale of the Property, Trustor shall, immediately after determination of the amount thereof, pay the same to Beneficiary. Such deficiency shall, both before and after judgment therefor is entered, bear interest at the rate of eighteen percent (l8%) per annum. At any time within three (3) months after Trustee's sale of the Property, Beneficiary may commence an action to recover such deficiency and interest thereon. In said action Beneficiary shall also be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred by it in connection therewith. Trustor hereby authorizes Trustee, upon its being presented with an Affidavit signed by Beneficiary setting forth facts showing a default under this Trust Deed, to accept as true and conclusive all facts and statements contained therein and to rely and act thereon.

         21. Foreclosure as Mortgage. In any proceeding brought to foreclose this Trust Deed as a mortgage, Beneficiary shall be entitled to recover all costs and expenses incident to the realization of its rights hereunder, including court costs and attorneys' fees. Beneficiary shall be entitled to possession of the Property during any period of redemption. Trustor hereby waives any right it or its successors in interest may have in the event of acceleration or entry of a decree of foreclosure: to obtain a partial release of the Property from the lien of this Trust Deed by paying less than the entire amount then secured hereby; or to partially redeem the Property by paying less than the amount necessary to effect redemption in full. If a deficiency remains after proper application of the proceeds from the foreclosure sale, Trustor shall pay the same to Beneficiary immediately after determination of the amount thereof. Such deficiency shall, both before and after judgment therefor is entered, bear interest at the rate of eighteen percent (l8%) per annum.

         22. Trustee's and Attorneys' Fees. The Obligations shall include all costs, expenses, and fees whatsoever which are in any way related to, or which are in any way incurred by Beneficiary or Trustee in connection with the enforcement or protection of Beneficiary's or Trustee's rights and interests hereunder or otherwise in connection with the Obligations, including Trustee's and attorneys' fees as follows: (a) In the event Beneficiary's rights are enforced or in any way protected through the services of an attorney, but not in conjunction with acceleration of the maturity of the Obligations, a reasonable attorney's fee; (b) In the event Beneficiary accelerates the maturity of the Obligations and thereafter reinstatement thereof occurs, Trustee's and attorneys' fees actually incurred not exceeding such amount as is permissible under the statutory law which is in effect at the time said reinstatement occurs; (c) In the event a sale of the Property is effected by Trustee pursuant to the Power of Sale available hereunder, a reasonable Trustee's fee and a reasonable attorney's fee; (d) In the event an action is commenced to obtain judgment for a deficiency remaining after exercise of the Power of Sale, a reasonable attorney's fee; and (e) In the event a decree of foreclosure is entered in proceedings to foreclose this Trust Deed as a mortgage, a reasonable attorney's fee.

         23. Mailing Address for Notice of Default. Trustor hereby requests that a copy of any notice of default required by law and a copy of any notice of sale required by law be mailed to Trustor at the address for Trustor set forth at the outset of this instrument.

         24. Substitution of Trustee. At any time during the term of this Trust Deed Beneficiary may appoint a successor Trustee to act hereunder. All matters relating to the method of effecting a substitution of Trustees shall be governed by the statutory law which is in effect at the time substitution takes place. In the event then-effective legislation does not cover some or all of the matters relating to the method of accomplishing a substitution of Trustees, the matters not covered shall be governed by the law which is in effect at the time this Trust Deed is executed. From the time a substitution of Trustees is accomplished the new Trustee shall succeed to all the power, duties, authority, and title of the Trustee named herein and of any successor Trustee.

         25. Reconveyances. Beneficiary may, through its delivery to Trustee of written request therefor, require Trustee to reconvey, release, and discharge from the operation of this Trust Deed all or any part of the Property. Such written request shall contain a description of that portion of the Property to be reconveyed, a statement of the consideration, if any, received by Beneficiary for such reconveyance, a declaration that Beneficiary is the owner and holder of the Note, and a statement that the Note has not been assigned or transferred. Any reconveyance executed by Trustee shall identify this Trust Deed and shall describe that portion of the Property being released from the lien hereof. The grantee in any such reconveyance may be described as "the person or persons entitled thereto." Any partial reconveyance shall not diminish Trustor's liability for the Obligations and shall not affect or impair the lien of this Trust Deed with respect to the remaining portion of the Property. This Trust Deed need not accompany a request for partial reconveyance but, upon Trustee's demand, Beneficiary shall exhibit to it the Note.

         26. Security Agreement. With respect to the Personal Property, this Trust Deed shall constitute a Security Agreement between Trustor, as Debtor, and Beneficiary, as Secured Party, and, cumulative of all other rights of Beneficiary under this Trust Deed, Beneficiary shall have all of the rights and remedies available to a Secured Party under Article 9 of the Utah Uniform Commercial Code. Upon the occurrence of a default in connection with the Obligations, Beneficiary may at its discretion require Trustor to assemble the Personal Property and make it available to Beneficiary at a place, reasonably convenient to both parties, to be designated by Beneficiary. Beneficiary shall give Trustor notice, by certified or registered mail, postage prepaid, of the time and place of any public sale of any of the Personal Property or of the time after which any private sale or other intended disposition thereof is to be made by sending notice to Trustor at least five (5) days before the time of the sale or other disposition, which provisions for notice Trustor and Beneficiary agree are reasonable. Provided, however, that nothing herein shall preclude Beneficiary from proceeding as to both real and personal property (including the Personal Property) in accordance with Beneficiary's rights and remedies in respect of the real property, as provided in Section 70A-9-501(4), Utah Code Annotated (1953). A carbon, photographic, or other reproduction or copy of this Trust Deed or of a Financing Statement related to or executed pursuant to this Trust Deed shall be sufficient as and may be filed as an original Financing Statement in connection with the security interest granted to Beneficiary herein. Until this Trust Deed is discharged and satisfied of record, Trustor shall, from time to time as and if requested by Beneficiary so to do, execute one or more Financing Statements, Continuation Statements, and other documents in the manner and form required by law and to the reasonable satisfaction of Beneficiary, to perfect, preserve, and maintain the encumbrance of this Trust Deed and the priority hereof relative to such classes or items of collateral (including, without limitation, the Personal Property) covered by this Trust Deed as Beneficiary may from time to time specify. Trustor shall pay to Beneficiary upon demand all expenses incurred by Beneficiary in connection with the preparation, execution, or filing of any such documents.

         27. Fixture Filing. With respect to any fixtures included within the definition of Property hereunder, and with respect to any item of Personal Property (including any goods) that are or may become such fixtures, this Trust Deed shall constitute a Financing Statement under the Utah Uniform Commercial Code. It is intended that as to such fixtures and any items of Personal Property (including any goods) that are or may become such fixtures, as well as the proceeds and products thereof, this Trust Deed shall be effective as a Financing Statement filed as a fixture filing in the Real Estate Records of the County in which the Property is located. The Property affected by this Trust Deed is, in part, defined and described by reference to the "Tract" described on Exhibit A hereto. The Record Owner of such "Tract" is the Trustor. Information concerning the interest of Beneficiary in such fixtures may be obtained from Beneficiary at its address as shown at the outset of this Trust Deed. Beneficiary is a seller and purchase money lender of the Property.

         28. Termination of Leases upon Foreclosure. Upon foreclosure of this Trust Deed (whether pursuant to the Power of Sale which is available under this Trust Deed or pursuant to foreclosure of this Trust Deed as a mortgage), no lease then affecting the Property shall be terminated by application of the doctrine of merger, or as a matter of law, or as a result of such foreclosure, unless Beneficiary or the purchaser at the foreclosure sale shall so elect in writing. No act by or on behalf of Beneficiary, Trustee, or any such purchaser shall constitute or result in termination of any such lease unless Beneficiary or such purchaser shall give written notice of such termination to the tenant or lessee thereunder.

         29. Rights Cumulative and Not Waived; Written Consent Required. The rights and remedies accorded by this Trust Deed shall be in addition to, and not in substitution of, any rights or remedies available under now existing or hereafter arising applicable law. All rights and remedies provided for in this Trust Deed or afforded by law or equity are distinct and cumulative and may be exercised concurrently, independently, or successively. The failure on the part of Beneficiary or Trustee to promptly enforce any right hereunder shall not operate as a waiver of such right and the waiver of any default shall not constitute a waiver of any subsequent or other default. The mere giving of notice to Beneficiary of any proposed or contemplated action requiring Beneficiary's consent shall not constitute consent thereto by Beneficiary. Any consent required to be given by Beneficiary under this Trust Deed shall be deemed given only upon the receipt by Trustor of a writing signed by Beneficiary expressing such consent.

         30. Binding on Successors. This Trust Deed shall be binding upon and shall inure to the benefit of the respective grantees, transferees, heirs, devisees, personal representatives, successors, and assigns of the parties hereto. The term "Beneficiary" as used herein shall mean the owner and holder, including any pledgee, of the Obligations.

         31. Late Charge. Trustor agrees to pay Beneficiary a "late charge" equal to five percent (5%) of each and any payment due hereunder or pursuant to the Note which is more than fifteen (l5) days in arrears. Such late charge shall be made to cover the extra expense involved in handling delinquent payments.

         32. Acceptance of Trust. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.

         33. Transfers or Further Encumbrances. In the event any of the transactions or occurrences mentioned in the following items (a) through (c) takes place without the prior review and written consent of Beneficiary (which consent may be given or withheld in the absolute and unqualified discretion of Beneficiary), Beneficiary may, at its option, declare all of the Obligations to be immediately due and payable: (a) The Property or any portion thereof or any interest therein is sold, contracted to be sold, conveyed, assigned, or transferred, whether voluntarily, involuntarily, or by operation of law; or (b) The Property or any portion thereof or any interest therein is subjected to any mortgage, deed of trust, or other security device junior or inferior to this Trust Deed; or (c) There occurs any material change in the composition, ownership, and/or control of any party Trustor or of any successor in interest of any party Trustor.

         34. Interpretation. The captions which precede the Paragraphs of this Trust Deed are for convenience only and shall in no way affect the manner in which any provision hereof is construed. Whenever the context so requires, the singular shall include the plural, the plural shall include the singular, the whole shall include any part thereof, and any gender shall include both other genders. The invalidity or unenforceability of any portion or provision of this Trust Deed shall in no way affect the validity or enforceability of the remainder hereof. This Trust Deed is executed pursuant to Sections 57-l-l9 through 57-l-36, Utah Code Annotated (l953). To the extent the provisions of that legislation are consistent with this Trust Deed, such provisions shall supplement the terms hereof and are incorporated herein. This instrument is delivered in the State of Utah and shall be governed by and construed in accordance with Federal law and the laws of said State.


         EXECUTED on or as of the day and year first above written.


                                        "Trustor":

                                        RIVERWOOD LIMITED PARTNERSHIP,
                                          a Utah limited partnership


                                        By: /s/  JOSEPH A. CANNON
                                            ----------------------------------
                                            Joseph A. Cannon, General Partner

STATE OF UTAH             )
                          : ss.
County of Utah            )

         The foregoing instrument was acknowledged before me this 27th day of September, 1996, by Joseph A. Cannon, a general partner of Riverwood Limited Partnership, a Utah limited partnership.



                                        /s/ Lori G. Loumis
                                        -------------------------------------
(Seal)                                  Notary Public

My commission expires:                  Residing at:

February 6, 1998                        Salt Lake City, Utah
-----------------------                 -------------------------------------

                                   EXHIBIT A

                                       to

                 Utah Deed of Trust, Security Agreement and Financing Statement Executed by Riverwood Limited Partnership in favor of Geneva Steel Company.

         The real property referred to in said instrument consists of the following-described realty situated in the County of Wayne, State of Utah:

Parcel No. 1

                                  Southeast quarter of Southeast quarter of
                          Section 31, Township 29 South, Range 5 East, Salt Lake Base and Meridian, LESS: Beginning at the Southeast corner of the Southwest quarter of the Southeast quarter of the Southeast quarter of Section 31, Township 29 South, Range 5 East, Salt Lake Base and Meridian; thence North 89 degrees 22'43" West 660.70 feet, along the Section line to the Southwest corner of the Southeast quarter of the Southeast quarter of said Section 31; thence North 30 feet; thence North 89 degrees 19'10" East 277.52 feet; thence North 78 degrees 23'45" East 177.88 feet; thence North 86 degrees 47'10" East 176.34 feet; thence South 86 degrees 07'10" East 32.95 feet; thence South 93.90 feet to the point of beginning.

                                  SUBJECT TO AND TOGETHER WITH  a 20 foot wide
                          right-of-way of ingress and egress through property.

                                  ALSO SUBJECT TO current taxes and assessments
                          and all liens, encumbrances, rights- of-way, easements, restrictions, reservations and other matters of record or enforceable at law or in equity.

Parcel No. 2

                                  Beginning at the Southwest corner of Section
                          32, Township 29 South, Range 5 East, Salt Lake Base and Meridian, and running thence North 0 degrees 28'52" East along the Section line 1000 feet;

                          thence East 435 feet; thence South 1000 feet to the South line of said Section 32; thence North 89 degrees 44'48" West along Section line 435 feet, more or less, to the point of beginning.

                                  TOGETHER with a non-exclusive easement and
                          right-of-way for rights of ingress, egress, and utilities, over and across the existing roadway running from Highway 117 to the Property, running through the remaining property owned by Bill Jones on June 21, 1991.

                                  SUBJECT TO current taxes and assessments and
                          all liens, encumbrances, rights-of-way, easements, restrictions, reservations and other matters of records, or enforceable in law and equity.

AFTER RECORDING, RETURN TO:

Brian G. Lloyd, Esq.
KIMBALL, PARR, WADDOUPS, BROWN & GEE
185 South State Street, Suite 1300
Salt Lake City, Utah  84111


                                 DEED OF TRUST

                           (WITH ASSIGNMENT OF RENTS)


         THIS DEED OF TRUST, (hereinafter the "Trust Deed") is executed as of the 27th day of September, 1996, by JOSEPH A. CANNON and JANEAL B. CANNON, Husband and Wife as Joint Tenants, whose address for purposes hereof is 3919 North Riverwood Drive, Provo, Utah 84604 (hereinafter, collectively, "Trustor"), to ASSOCIATED TITLE COMPANY, a Utah corporation whose address for the purposes hereof is 560 South 300 East, Salt Lake City, Utah 84111 ("Trustee"), for the use and benefit of GENEVA STEEL COMPANY, a Utah corporation, and its successors and assigns (hereinafter "Beneficiary"), whose address for purposes hereof is 10 South Geneva Road, Vineyard, Utah 84058.

                                   RECITALS:

         A. Trustor is the record owner of fee title to a certain tract of real property lying in the County of Utah, State of Utah, which said property is more particularly described below as the "Trust Property."

         B. Joseph A. Cannon ("Borrower") has obtained a loan (the "Loan") from Beneficiary in the original principal amount of FOUR HUNDRED SIXTY THOUSAND and no/100 DOLLARS ($460,000.00), as evidenced by a Promissory Note of even date herewith, made by Borrower payable to the order of Beneficiary, which note also provides for interest on the unpaid principal balance at the rate or rates therein set forth, described, or provided for, and payable at the times and in the manner therein set forth (hereinafter the "Note").

         NOW, THEREFORE, in order to secure (A) The payment and performance of each and every obligation of Borrower under the Note; (B) Any extensions, renewals, modifications or replacements of the Note or of the obligations evidenced thereby, regardless of the extent of or the subject matter of any such extension, renewal, modification or replacement; (C) The payment and performance of each and every agreement and obligation of Trustor under this Trust Deed and under any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby; (D) The payment of such additional loans or advances as may hereafter be made by Beneficiary to Borrower or Trustor or their respective successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Trust Deed; and (E) The payment of all sums expended or advanced by Beneficiary or Trustee pursuant to the terms of this Trust Deed, the Note, or any instrument further evidencing or securing any obligation secured hereby, together with interest thereon as herein and therein provided (the foregoing items (A) through (E) and the matters referred to therein being hereinafter collectively referred to as the "Obligations"), Trustor hereby CONVEYS, WARRANTS, and TRANSFERS to Trustee, IN TRUST, WITH POWER OF SALE, the following described property situated in Utah County, State of Utah (the "Trust Property"):

         See Exhibit A attached hereto and incorporated herein by this reference.

         Together with all buildings, fixtures and improvements thereon and all water rights, rights of way, easements, rents, issues, profits, income, tenements, hereditaments, privileges and appurtenances thereunto belonging, now or hereafter used or enjoyed with the Trust Property, or any part thereof, SUBJECT, HOWEVER, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues, and profits;

TO PROTECT THE SECURITY OF THIS TRUST DEED, TRUSTOR AGREES:

         1. To maintain the Trust Property and every part thereof in good order, condition and repair, and in a clean and sanitary condition, including both structural and nonstructural portions, including, without limitation, all plumbing, heating, air conditioning, ventilating, electrical, lighting facilities and equipment, fixtures, walls (interior and exterior), foundations, ceilings, roofs (interior and exterior), columns, beams, floors, windows, window sashes and frames, doors and door frames, glass, landscaping, driveway and fences located on the Trust Property. To remove or demolish any building thereon, to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon; to not do or permit anything to be done on the Trust Property which may (a) increase the existing rate or violate the provisions of any insurance carried with respect to the Trust Property; (b) create a public or private nuisance, commit waste, spoil or destruction on the Trust Property; (c) overload the floors or otherwise damage the structure of the building; (d) constitute an improper, immoral or objectionable purpose; (e) subject Beneficiary to any liability to any third party; or (f) lower the value of the Trust Property. Trustor shall, at its sole cost, (v) use the Trust Property in a careful, safe and proper manner; (w) comply with all present and future governmental or quasi-governmental laws, ordinances, regulations and requirements and any covenants, conditions and restrictions existing with respect to the Trust Property; (x) keep the Trust Property free of objectionable noises and odors;
(y) not store, use or dispose of any hazardous substances, hazardous wastes, pollutants or contaminants on the Trust Property; and (z) do all other acts which from the character or use of the Trust Property may be reasonably necessary, the specific enumerations herein not excluding the general.

         Trustee, upon presentation to it of an affidavit signed by Beneficiary, setting forth facts showing a default by Trustor under this numbered paragraph, is authorized to accept as true and conclusive all facts and statements therein, and to act thereon hereunder.

         2. To provide and maintain insurance, of such type or types and amounts as Beneficiary may require, on the improvements now existing or hereafter erected or placed on the Trust Property. Such insurance shall be carried in companies approved by Beneficiary with loss payable clauses in favor of and in form acceptable to Beneficiary. In event of loss, Trustor shall give immediate notice to Beneficiary, who may make proof of loss, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Beneficiary instead of to Trustor and Beneficiary jointly, and the insurance proceeds, or any part thereof, may be applied by Beneficiary, at its option, to reduction of the indebtedness hereby secured or to the restoration of repair of the Trust Property damaged.

         3. To deliver to, pay for and maintain with Beneficiary until the indebtedness secured hereby is paid in full, such evidence of title as Beneficiary may require, including policies of title insurance and any extensions or renewals thereof or supplements thereto.

         4. To appear in and defend any action or proceeding purporting to affect the security hereof, the title to the Trust Property, or the rights or powers of Beneficiary or Trustee; and should Beneficiary or Trustee elect to also appear in or defend any such action or proceeding, to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum incurred by Beneficiary or Trustee.

         5. To pay at least ten (10) days before delinquency all taxes and assessments affecting the Trust Property, including all assessments upon water company stock and all rents, assessments and charges for water, appurtenant to or used in connection with the Trust Property; to pay, when due, all encumbrances, charges, and liens with interest, on the Trust Property or any part thereof, which at any time appear to be prior or superior hereto; to pay all costs, fees, and expenses of this trust and to timely pay when due all costs, expenses, charges and amounts, of whatever kind or character, for all water, gas, heat, light, power, air conditioning, telephone, sewer service, trash disposal and other utilities and services supplied to the Trust Property, together with any taxes thereon.

         6. Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Trust Property for such purposes; commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights of powers of Beneficiary or Trustee; pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and in exercising any such powers, incur any liability, expend whatever amounts reasonably necessary therefor, including the reasonable costs of evidence of title and the employment of legal counsel.

         7. To perform and do all obligations, responsibilities and duties of Beneficiary pursuant to that certain Trust Deed Note dated June 10, 1996 executed by Beneficiary in favor of First Security Bank of Utah, N.A. and that certain Trust Deed of even date therewith, with Joseph A. Cannon and Janeal B. Cannon, Husband and Wife as Joint Tenants, as trustor, Affiliated Title Company as trustee, and First Security Bank of Utah, N.A., as beneficiary, recorded in the official records of the Utah County Recorder's office, (the "First Trust Deed"), and to indemnify, defend and hold harmless Beneficiary with respect thereto. Trustor agrees that all and all notices of default, late payment, or nonperformance by Trustor of any type pursuant to the First Trust Deed received by Trustor shall be immediately delivered to Beneficiary and such event of default, non-payment or non-performance immediately cured to the satisfaction of the holder of the First Trust Deed and Beneficiary. Any default by Trustor of its obligations under the First Trust Deed shall be a default pursuant to this Trust Deed.

         8. To promptly pay or cause to be paid to Beneficiary, or order, and shall promptly perform or cause to be performed, each and every payment and obligation on the part of Trustor provided to be paid or performed in connection with any of the Obligations, including, without limitation, to pay immediately and without demand all sums expended hereunder by Beneficiary or Trustee, and the repayment thereof shall be secured hereby. All of such payments and obligations are mandatory, and Trustor's failure to accomplish any of the same shall constitute a default under this Trust Deed.

IT IS MUTUALLY AGREED THAT:

         9. Should the Trust Property or any part thereof be taken or damaged by reason of any public improvement or condemnation proceeding, or damaged by fire, or earthquake, or in any other manner, Beneficiary shall be entitled to all compensation, awards, and other payments or relief therefor, and shall be entitled at its option to commence, appear in and prosecute in its own name, any action or proceedings, or to make any compromise or settlement, in connection with such taking or damage. All such compensation, awards, damages, rights of action and proceeds, including the proceeds of any policies of fire and other insurance affecting the Trust Property, are hereby assigned to Beneficiary in trust for the restoration of the Trust Property as necessary as a result of such damage or condemnation, after deducting therefrom all its expenses, including attorney's fees. Beneficiary may apply any such proceeds which are not necessary to restore the Trust Property toward the indebtedness secured hereby. Trustor agrees to execute such further assignments of any compensation, award, damages, and rights of action and proceeds as Beneficiary or Trustee may require.

         10. At any time and from time to time upon written request of Beneficiary, payment of its fees and presentation of this Trust Deed and the Note secured hereby for endorsement (in case of full reconveyance, for cancellation and retention), without affecting the liability of any person for the payment of the indebtedness secured hereby, Trustee may (a) consent to the making of any map or plat of said property; (b) join in granting any easement or creating any restriction thereon; (c) join in any subordination or other agreement affecting this Trust Deed or the lien or charge thereof; (d) reconvey, without warranty, all or any part of said property. The grantee in any reconveyance may be described as "the person or persons entitled thereto," and the recitals therein of any matters or facts shall be conclusive proof of truthfulness thereof. Trustor agrees to pay reasonable Trustee's fees for any of the services mentioned in this Paragraph 10.

         11. During the existence of this Trust, Trustor may make changes, additions and improvements to the Trust Property, provided, however, that each such change, addition or improvement: (a) equals or exceeds the then-current standard for the building and utilizes only new and first-grade materials; (b) is in conformity with all applicable governmental and quasi-governmental laws, ordinances, regulations and requirements, and is made after obtaining any required permits and licenses; (c) is made with the prior written consent of Beneficiary; (d) is made pursuant to plans and specifications approved in writing in advance by Beneficiary; and (e) is carried out by persons approved in writing by Beneficiary, who, if required by Beneficiary, deliver to Beneficiary before commencement of their work proof of such insurance coverage as Beneficiary may require, with Beneficiary named as an additional insured. Trustor shall promptly pay the entire cost thereof. Trustor shall indemnify, defend and hold harmless Beneficiary from and against all liens, claims, damages, losses, liabilities and expenses, including attorneys' fees, which may arise out of or be connected in any way with any such change, addition or improvement.

         12. In the event Trustor shall default in the payment of any taxes, assessments, insurance premiums or other expenses of the Trust Property, Beneficiary may, at Beneficiary's option, pay said taxes, assessments, insurance premiums or other expenses, and if Beneficiary elects so to do, Trustor agrees to immediately repay Beneficiary upon demand all such sums so advanced and paid by Beneficiary together with interest thereon from date of payment of said sums at the rate of one and one-half percent (1 1/2%) per month until paid. In the event on the date the monetary obligations secured hereby are fully paid, Trustor fails to also repay Beneficiary such advances, with the interest provided for herein, Beneficiary may refuse to release this Trust Deed until such repayment is made.

         13. As additional security, Trustor hereby assigns Beneficiary, during the continuance of this trust, all rents, issues, royalties and profits of the Trust Property and of any personal property of Trustor located thereon. Until Trustor shall default in the payment of any indebtedness secured hereby or in the performance of any agreement hereunder, Trustor shall have the right to collect all such rents, issues, royalties, and profits earned prior to default as they become due and payable. If Trustor shall default as aforesaid, Trustor's right to collect any of such moneys shall cease and Beneficiary shall have the right, with or without taking possession of the property affected hereby, to collect all rents, royalties, issues, and profits. Failure or discontinuance of Beneficiary at any time or from time to time to collect any such moneys shall not in any manner affect the subsequent enforcement by Beneficiary of the right, power, and authority to collect the same. Nothing contained herein, nor the exercise of the right by Beneficiary to collect, shall be, or be construed to be, an affirmation by Beneficiary of any tenancy, lease or option, an assumption of liability under, or a subordination of the lien or charge of this Trust Deed to any such tenancy, lease or option.

         14. Upon any default by Trustor hereunder or pursuant to the First Trust Deed, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court (Trustor hereby consenting to the appointment of Beneficiary as such receiver), and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Trust Property or any part thereof, in its own name sue for or otherwise collect said rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine.

         15. The entering upon and taking possession of said property, the collection of such rents, issues, and profits, or the proceeds of fire and other insurance policies, or compensation or awards for any taking or damage of said property, and the application or release thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         16. The failure on the part of Beneficiary to promptly enforce any right hereunder shall not operate as a waiver of such right and the waiver by Beneficiary of any default shall not constitute a waiver of any other or subsequent default.

         17. Time is of the essence hereof. Upon default by Trustor in the payment of any indebtedness secured hereby or in the performance of any agreement hereunder, including, but not limited to the First Trust Deed, all sums secured hereby shall immediately become due and payable at the option of Beneficiary. In the event of such default, Beneficiary may execute or cause Trustee to execute a written notice of default and of election to cause the Trust Property to be sold to satisfy the obligations hereof, and Trustee shall file such notice for record in each county wherein the Trust Property or some part or parcel thereof is situated. Beneficiary also shall deposit with Trustee, the Note and all documents evidencing expenditures secured hereby.

         18. After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of default and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Trust Property on the date and at the time and place designated in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine (but subject to any statutory right of Trustor to direct the order in which the Trust Property, if consisting of several known lots or parcels, shall be sold), at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The person conducting the sale may, for any cause he deems expedient, postpone the sale from time to time until it shall be completed and, in every case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale; provided, if the sale is postponed for longer than one day beyond the day designated in the notice of sale, notice thereof shall be given in the same manner as the original notice of sale. Trustee shall execute and deliver to the purchaser its deed conveying the Trust Property so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may bid at the sale. Trustee shall apply the proceeds of the sale to payment of (1) the costs and expenses of exercising the power of sale and the sale, including the payment of Trustee's and attorney's fees; (2) costs of any evidence of title procured in connection with such sale and revenue stamps on the Trustee's deed; (3) all sums expended pursuant the terms hereof, not then repaid; (4) all other sums then secured hereby; and (5) the remainder, if any, to the person or persons legally entitled thereto, or the Trustee, in its discretion, may deposit the balance of such proceeds with the County Clerk of the county in which the sale took place.

         19. Upon the occurrence of any default hereunder, Beneficiary shall have the option to declare all sums secured hereby immediately due and payable and foreclose this Trust Deed in the manner provided by law for the foreclosure of mortgages on real property and Beneficiary shall be entitled to recovery in such proceeding of all costs and expenses incident thereto, including a reasonable attorney's fee.

         20. Beneficiary may appoint a successor trustee at any time by filing for record in the office of the County Recorder of each county in which the Trust Property or some part thereof is situated, a substitution of trustee. From the time the substitution is filed for record, the new trustee shall succeed to all the powers, duties, authority and title of the trustee named herein or of any successor trustee. Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made, in the manner provided by law.

         21. This Trust Deed shall apply to, inure to the benefit of, and bind all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including any pledgee, of the note secured hereby. In this Trust Deed, whenever the context requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

         22. Trustee accepts this trust when this Trust Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Trust Deed or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.

         23. This Trust Deed shall be construed according to the laws of the State of Utah.

         24. The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to them at the address hereinbefore set forth.

         25. The obligations secured by this Trust Deed shall become immediately due and payable at the option of Beneficiary if, without the prior written consent of Beneficiary, any part of the Trust Property or any interest therein is in any manner directly or indirectly further mortgaged, encumbered, sold, transferred, conveyed, assigned, or subjected to a lien (not removed in thirty (30) days), or if the Trust Property is not kept in good condition and repair or if any portion of the Trust Property is taken by any governmental or quasi-governmental body through eminent domain or otherwise. Trustor shall pay all costs and expenses incurred by Beneficiary and/or Trustee in evaluating and investigating any consent requested by Trustor.

         26. Notwithstanding any provision contained in this Trust Deed to the contrary, the covenants, warranties, agreements and representations evidenced by this Trust Deed shall be joint and several between Joseph A. Cannon and Janeal B. Cannon. The use of the neuter singular pronoun to refer to Trustor shall be deemed a proper reference even though Trustor may be an individual, partnership, association, corporation or a group of two or more individuals, partnerships, associations or corporations. The necessary grammatical changes required to make the provisions of this Deed of Trust apply in the plural sense where more than one Trustor exists and to individuals, partnerships, associations, corporations, males or females, shall in all cases be assumed as though in each case fully expressed.

         EXECUTED on or as of the day and year first above written.


                                        "Trustor":


                                        /s/  JOSEPH A. CANNON
                                        ------------------------------------
                                        Joseph A. Cannon, an individual



                                        /s/  JANEAL B. CANNON
                                        ------------------------------------
                                        Janeal B. Cannon, an individual

STATE OF UTAH    )
                 : ss.
County of Utah   )

         The foregoing instrument was acknowledged before me this 27th day of September, 1996, by Joseph A. Cannon.



                                        /s/  Lori G. Loumis
                                        ------------------------------------
(Seal)                                  Notary Public

My commission expires:                  Residing at:

February 6, 1998                        Salt Lake City, Utah
-----------------------                 ------------------------------------


STATE OF UTAH    )
                 : ss.
County of Utah   )

         The foregoing instrument was acknowledged before me this 27th day of September, 1996, by Janeal B. Cannon.



                                        /s/  Lori G. Loumis
                                        ------------------------------------
(Seal)                                  Notary Public

My commission expires:                  Residing at:

February 6, 1998                        Salt Lake City, Utah
-----------------------                 ------------------------------------

                                   EXHIBIT A

                                       TO

                                   TRUST DEED

           _________________________________________________________

                              THE "TRUST PROPERTY"

         The Trust Property described in the foregoing Trust Deed is situated in Utah County, State of Utah, and is more particularly described as follows:

                 LOT 11, PLAT "A", RIVERWOOD ESTATES, PROVO, UTAH ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE AND OF RECORD IN THE UTAH COUNTY RECORDER'S OFFICE.

AFTER RECORDING, PLEASE RETURN TO:

Brian G. Lloyd, Esq.
Kimball, Parr, Waddoups, Brown & Gee
185 South State Street, Suite 1300
Salt Lake City, Utah  84111





                        FIRST AMENDMENT TO DEED OF TRUST


         THIS FIRST AMENDMENT TO DEED OF TRUST (the "Amendment") is executed as of the 23rd day of December, 1996, by JOSEPH A. CANNON and JANEAL B. CANNON, Husband and Wife as Joint Tenants, whose address for purposes hereof is 3919 North Riverwood Drive, Provo, Utah 84604 (hereinafter, collectively, "Trustor"), and GENEVA STEEL COMPANY, a Utah corporation ("Beneficiary"), whose address for purposes hereof is 10 South Geneva Road, Vineyard, Utah 84058.

                                    RECITALS

         A. Trustor is the record owner of fee title to a certain tract of real property lying in the County of Utah, State of Utah, the legal description of which is attached hereto as Exhibit "A" (the "Trust Property").

         B. Joseph A. Cannon ("Borrower"), has obtained a loan (the "Loan") from Beneficiary in the original principal amount of FOUR HUNDRED SIXTY THOUSAND and no/100 DOLLARS ($460,000.00), which loan is evidenced by a promissory note in the same principal amount, dated as of September 27, 1996, made by Borrower payable to the order of Beneficiary (the "Original Note") and secured by certain liens and security interests with respect to the Trust Property created by certain instruments, including, without limitation, a Deed of Trust (the "Trust Deed"), dated as of September 27, 1996, executed by Trustor, as trustor, to Associated Title Company, as trustee, for the benefit of Beneficiary, as beneficiary.

         C. As of the date hereof, Borrower has obtained from Beneficiary an increase in the amount of the Loan in the additional principal amount of FORTY THOUSAND and no/100 DOLLARS ($40,000.00), which increase is evidenced by a Promissory Note (the "Additional Note") of even date herewith made by Borrower payable to the order of Beneficiary in the aggregate principal amount of FORTY THOUSAND and no/100 DOLLARS ($40,000.00).

         D. The Original Note, the Additional Note, the Trust Deed, and all other agreements, instruments, certificates and documents executed by Trustor or Borrower in connection with the Loan are referred to collectively as the "Loan Documents."

         E. Trustor has requested, and Beneficiary has consented to, certain modifications of the Trust Deed as of the date set forth above.

         NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Amendment to Trust Deed. The Trust Deed is hereby amended in the following respects:

                 (a) Recital B. Recital B of the Trust Deed and the paragraph following immediately thereafter are hereby deleted in their entirety and replaced with the following provisions:

                          B. Joseph A. Cannon ("Borrower") has obtained a loan (the "Loan") from Beneficiary in the aggregate principal amount of FIVE HUNDRED THOUSAND and no/100 DOLLARS ($500,000.00), as evidenced by a promissory note, dated as of September 27, 1996, made by Borrower payable to the order of Beneficiary (the "Original Note") and a promissory note, dated as of December 23, 1996, made by Borrower payable to the order of Beneficiary (the "Additional Note"), which promissory notes also provide for interest on the unpaid principal balance of the Loan at the rate or rates therein set forth, described, or provided for, and payable at the times and in the manner therein set forth (the Original Note and the Additional Note are referred to collectively hereinafter as the "Notes").

                          NOW, THEREFORE, in order to secure (A) The payment and performance of each and every obligation of Borrower under the Notes; (B) Any extensions, renewals, modifications or replacements of the Notes or of the obligations evidenced thereby, regardless of the extent of or the subject matter of any such extension, renewal, modification or replacement; (C) The payment and performance of each and every agreement and obligation of Trustor under this Trust Deed and under any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby; (D) The payment of such additional loans or advances as may hereafter be made by Beneficiary to Borrower or Trustor or their respective successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Trust Deed; and (E) The payment of all sums expended or advanced by Beneficiary or Trustee pursuant to the terms of this Trust Deed, the Notes, or any instrument further evidencing or securing any obligation secured hereby, together with interest thereon as herein and therein provided (the foregoing items
         (A) through (E) and the matters referred to therein being hereinafter collectively referred to as the "Obligations"), Trustor hereby CONVEYS, WARRANTS, and TRANSFERS to Trustee, IN TRUST, WITH POWER OF SALE, the following property situated in Utah County, State of Utah (the "Trust Property"):

                 (b) Reference to Notes. All references in the Trust Deed to the "Note" shall be amended and modified to refer to the "Notes" and such references shall refer collectively to the Original Note and the Additional Note.

         2. General Provisions. Except as modified by this Amendment, the Trust Deed and the other Loan Documents and each provision thereof are hereby ratified and affirmed in their entirety. This Amendment modifies and amends the Trust Deed, but does not in any manner cancel, repeal, extinguish, replace, satisfy, or release the obligations evidenced and secured by the Trust Deed or the other Loan Documents. This Amendment shall in no manner impair, limit, restrict, or otherwise affect the liens, security interests, assignments, or other rights, benefits, remedies, or prerogatives created and evidenced by the Loan Documents; and such liens, security interests, assignments, and other rights, benefits, remedies, and prerogatives are valid and subsisting and shall continue with their original priority until all of the obligations under the Loan Documents, as modified and amended hereby, are paid and performed in full. The captions in this Amendment shall be solely for convenience of reference. This Amendment may be executed in any number of counterparts, each of which shall, when so executed and delivered, constitute in the aggregate but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        "TRUSTOR"


                                        /s/  JOSEPH A. CANNON
                                        ------------------------------------
                                        Joseph A. Cannon, an individual


                                        /s/  JANEAL B. CANNON
                                        ------------------------------------
                                        Janeal B. Cannon, an individual

                                        "BENEFICIARY"

                                        GENEVA STEEL COMPANY,
                                          a Utah corporation


                                        By    /s/ KEN C. JOHNSON
                                           ---------------------------------
                                        Title  Vice President
                                              ------------------------------



                                   "TRUSTOR"

STATE OF UTAH             )
                          :
COUNTY OF UTAH            )

         The foregoing instrument was acknowledged before me this 23rd day of December, 1996, by Joseph A. Cannon, an individual.


                                        /s/  LORI G. LOUMIS
                                        ------------------------------------
                                        NOTARY PUBLIC


My Commission Expires:                  Residing at: Salt Lake City, Utah

February 6, 1998
---------------------------


STATE OF UTAH             )
                          :
COUNTY OF UTAH            )

         The foregoing instrument was acknowledged before me this 23rd day of December, 1996, by Janeal B. Cannon, an individual.



                                        /s/  LORI G. LOUMIS
                                        ------------------------------------
                                        NOTARY PUBLIC
My Commission Expires:                  Residing at: Salt Lake City, Utah

February 6, 1998
---------------------------

                                 "BENEFICIARY"

STATE OF UTAH             )
                          :
COUNTY OF UTAH            )

         The foregoing instrument was acknowledged before me this 23rd day of December, 1996, by Ken C. Johnson, the V.P. of Geneva Steel Company, a Utah corporation.


                                        /s/  LORI G. LOUMIS
                                        ------------------------------------
                                        NOTARY PUBLIC


My Commission Expires:                  Residing at: Salt Lake City, Utah

February 6, 1998
---------------------------

                                  EXHIBIT "A"

                                       to

                        FIRST AMENDMENT TO DEED OF TRUST


                               LEGAL DESCRIPTION

The Property referred to in the foregoing instrument is located in Utah County, State of Utah, and is more particularly described as follows:


                 LOT 11, PLAT "A," RIVERWOOD ESTATES, PROVO, UTAH, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE AND OF RECORD IN THE UTAH COUNTY RECORDER'S OFFICE.

AFTER RECORDING, PLEASE RETURN TO:

Brian G. Lloyd, Esq.
Kimball, Parr, Waddoups, Brown & Gee
185 South State Street, Suite 1300
Salt Lake City, Utah  84111





                     FIRST AMENDMENT TO UTAH DEED OF TRUST,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


         THIS FIRST AMENDMENT TO UTAH DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT (the "Amendment") is executed as of the 23rd day of December, 1996, by RIVERWOOD LIMITED PARTNERSHIP, a Utah limited partnership ("Trustor"), whose address for purposes hereof is 3919 North Riverwood Drive, Provo, Utah 84604, and GENEVA STEEL COMPANY, a Utah corporation ("Beneficiary"), whose address for purposes hereof is 10 South Geneva Road, Vineyard, Utah 84058.

                                    RECITALS

         A. Trustor is the record owner of fee title to a certain tract of real property lying in the County of Wayne, State of Utah, the legal description of which is attached hereto as Exhibit "A" (the "Property").

         B. Joseph A. Cannon, a general partner of Trustor ("Borrower"), has obtained a loan (the "Loan") from Beneficiary in the original principal amount of FOUR HUNDRED SIXTY THOUSAND and no/100 DOLLARS ($460,000.00), which loan is evidenced by a promissory note in the same principal amount, dated September 27, 1996, made by Borrower payable to the order of Beneficiary (the "Original Note") and secured by certain liens and security interests with respect to the Property created by certain instruments, including, without limitation, a Utah Deed of Trust, Security Agreement and Financing Statement (the "Trust Deed") dated as of September 27, 1996 and executed by Trustor, as trustor, to Associated Title Company, as trustee, for the benefit of Beneficiary, as beneficiary.

         C. As of the date hereof, Borrower has obtained from Beneficiary an increase in the amount of the Loan in the additional principal amount of FORTY THOUSAND and no/100 DOLLARS ($40,000.00), which increase is evidenced by a Promissory Note (the "Additional Note") of even date herewith made by Borrower payable to the order of Beneficiary in the aggregate principal amount of FORTY THOUSAND and no/100 DOLLARS ($40,000.00).

         D. The Original Note, the Additional Note, the Trust Deed, and all other agreements, instruments, certificates and documents executed by Trustor or Borrower in connection with the Loan are referred to collectively as the "Loan Documents."

         E. Trustor has requested, and Beneficiary has consented to, certain modifications of the Trust Deed as of the date set forth above.

         NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Amendment to Trust Deed. The Trust Deed is hereby amended in the following respects:

                 (a) Recital B. Recital B of the Trust Deed and the paragraph following immediately thereafter are hereby deleted in their entirety and replaced with the following provisions:

                          B. Joseph A. Cannon, a general partner of Trustor ("Borrower"), has obtained a loan (the "Loan") from Beneficiary in the aggregate principal amount of FIVE HUNDRED THOUSAND and no/100 DOLLARS ($500,000.00), as evidenced by a promissory note, dated as of September 27, 1996, made by Borrower payable to the order of Beneficiary (the "Original Note") and a promissory note, dated as of December 23, 1996, made by Borrower payable to the order of Beneficiary (the "Additional Note"), which promissory notes also provide for interest on the unpaid principal balance of the Loan at the rate or rates therein set forth, described, or provided for, and payable at the times and in the manner therein set forth (the Original Note and the Additional Note are referred to collectively hereinafter as the "Notes").

                          NOW, THEREFORE, in order to secure (A) The payment and performance of each and every obligation of Borrower under the Notes; (B) Any extensions, renewals, modifications or replacements of the Notes or of the obligations evidenced thereby, regardless of the extent of or the subject matter of any such extension, renewal, modification or replacement; (C) The payment and performance of each and every agreement and obligation of Trustor under this Trust Deed and under any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby; (D) The payment of such additional loans or advances as may hereafter be made by Beneficiary to Borrower or Trustor, or their respective successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Trust Deed; and (E) The payment of all sums expended or advanced by Beneficiary or Trustee pursuant to the terms of this Trust Deed, the Notes, or any instrument further evidencing or securing any obligation secured hereby, together with interest thereon as herein and therein provided (the foregoing items
         (A) through (E) and the matters referred to therein being hereinafter collectively referred to as the "Obligations"), Trustor hereby CONVEYS, WARRANTS, and TRANSFERS to Trustee, IN TRUST, WITH POWER OF SALE, the following property, rights, privileges, interests, and franchises, to-wit:

                 (b) Reference to Notes. All references in the Trust Deed to the "Note" shall be amended and modified to refer to the "Notes" and such references shall refer collectively to the Original Note and the Additional Note.

         2. General Provisions. Except as modified by this Amendment, the Trust Deed and the other Loan Documents and each provision thereof are hereby ratified and affirmed in their entirety. This Amendment modifies and amends the Trust Deed, but does not in any manner cancel, repeal, extinguish, replace, satisfy, or release the obligations evidenced and secured by the Trust Deed or the other Loan Documents. This Amendment shall in no manner impair, limit, restrict, or otherwise affect the liens, security interests, assignments, or other rights, benefits, remedies, or prerogatives created and evidenced by the Loan Documents; and such liens, security interests, assignments, and other rights, benefits, remedies, and prerogatives are valid and subsisting and shall continue with their original priority until all of the obligations under the Loan Documents, as modified and amended hereby, are paid and performed in full. The captions in this Amendment shall be solely for convenience of reference. This Amendment may be executed in any number of counterparts, each of which shall, when so executed and delivered, constitute in the aggregate but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        "TRUSTOR"

                                        RIVERWOOD LIMITED PARTNERSHIP,
                                          a Utah limited partnership


                                        By  /s/  JOSEPH A. CANNON
                                           ---------------------------------
                                           Joseph A. Cannon, General Partner

                                        "BENEFICIARY"

                                        GENEVA STEEL COMPANY,
                                          a Utah corporation


                                        By    /s/  Ken C. Johnson
                                              ------------------------------
                                        Title  Vice President
                                              ------------------------------





                                   "TRUSTOR"

STATE OF UTAH             )
                          :
COUNTY OF UTAH            )

         The foregoing instrument was acknowledged before me this 23rd day of December, 1996, by Joseph A. Cannon, a general partner of Riverwood Limited Partnership, a Utah limited partnership.


                                        /s/  LORI G. LOUMIS
                                        ------------------------------------
                                        NOTARY PUBLIC

My Commission Expires:                  Residing at: Salt Lake City, Utah

February 6, 1998
---------------------------




                                 "BENEFICIARY"

STATE OF UTAH             )
                          :
COUNTY OF UTAH            )

         The foregoing instrument was acknowledged before me this 23rd day of December, 1996, by Ken C. Johnson, the V.P. of Geneva Steel Company, a Utah corporation.



                                        /s/  LORI G. LOUMIS
                                        ------------------------------------
                                        NOTARY PUBLIC

My Commission Expires:                  Residing at: Salt Lake City, Utah

February 6, 1998
---------------------------

                                  EXHIBIT "A"

                                       to

                     FIRST AMENDMENT TO UTAH DEED OF TRUST,
                   SECURITY AGREEMENT AND FINANCING STATEMENT



                               LEGAL DESCRIPTION

The Property referred to in the foregoing instrument is located in Wayne County, State of Utah, and is more particularly described as follows:



Parcel No. 1

                                  Southeast quarter of Southeast quarter of
                          Section 31, Township 29 South, Range 5 East, Salt Lake Base and Meridian, LESS: Beginning at the Southeast corner of the Southwest quarter of the Southeast quarter of the Southeast quarter of Section 31, Township 29 South, Range 5 East, Salt Lake Base and Meridian; thence North 89 degrees 22'43" West 660.70 feet, along the Section line to the Southwest corner of the Southeast quarter of the Southeast quarter of said Section 31; thence North 30 feet; thence North 89 degrees 19'10" East 277.52 feet; thence North 78 degrees 23'45" East 177.88 feet; thence North 86 degrees 47'10" East 176.34 feet; thence South 86 degrees 07'10" East 32.95 feet; thence South 93.90 feet to the point of beginning.

                                  SUBJECT TO AND TOGETHER WITH  a 20 foot wide
                          right-of-way of ingress and egress through property.

                                  ALSO SUBJECT TO current taxes and assessments
                          and all liens, encumbrances, rights-of-way, easements, restrictions, reservations and other matters of record or enforceable at law or in equity.

Parcel No. 2

                                  Beginning at the Southwest corner of Section
                          32, Township 29 South, Range 5 East, Salt Lake Base and Meridian, and running thence North 0 degrees 28'52" East along the Section line 1000 feet; thence East 435 feet; thence South 1000 feet to the South line of said Section 32; thence North 89 degrees 44'48" West along Section line 435 feet, more or less, to the point of beginning.

                                  TOGETHER with a non-exclusive easement and
                          right-of-way for rights of ingress, egress, and utilities, over and across the existing roadway running from Highway 117 to the Property, running through the remaining property owned by Bill Jones on June 21, 1991.

                                  SUBJECT TO current taxes and assessments and
                          all liens, encumbrances, rights-of-way, easements, restrictions, reservations and other matters of records, or enforceable in law and equity.

AFTER RECORDING, PLEASE RETURN TO:

Brian G. Lloyd, Esq.
Kimball, Parr, Waddoups, Brown & Gee
185 South State Street, Suite 1300
Salt Lake City, Utah  84111





                        FIRST AMENDMENT TO DEED OF TRUST


         THIS FIRST AMENDMENT TO DEED OF TRUST (the "Amendment") is executed as of the 23rd day of December, 1996, by JOSEPH A. CANNON and JANEAL B. CANNON, Husband and Wife as Joint Tenants, whose address for purposes hereof is 3919 North Riverwood Drive, Provo, Utah 84604 (hereinafter, collectively, "Trustor"), and GENEVA STEEL COMPANY, a Utah corporation ("Beneficiary"), whose address for purposes hereof is 10 South Geneva Road, Vineyard, Utah 84058.

                                    RECITALS

         A. Trustor is the record owner of fee title to a certain tract of real property lying in the County of Utah, State of Utah, the legal description of which is attached hereto as Exhibit "A" (the "Trust Property").

         B. Joseph A. Cannon ("Borrower"), has obtained a loan (the "Loan") from Beneficiary in the original principal amount of FOUR HUNDRED SIXTY THOUSAND and no/100 DOLLARS ($460,000.00), which loan is evidenced by a promissory note in the same principal amount, dated as of September 27, 1996, made by Borrower payable to the order of Beneficiary (the "Original Note") and secured by certain liens and security interests with respect to the Trust Property created by certain instruments, including, without limitation, a Deed of Trust (the "Trust Deed"), dated as of September 27, 1996, executed by Trustor, as trustor, to Associated Title Company, as trustee, for the benefit of Beneficiary, as beneficiary.

         C. As of the date hereof, Borrower has obtained from Beneficiary an increase in the amount of the Loan in the additional principal amount of FORTY THOUSAND and no/100 DOLLARS ($40,000.00), which increase is evidenced by a Promissory Note (the "Additional Note") of even date herewith made by Borrower payable to the order of Beneficiary in the aggregate principal amount of FORTY THOUSAND and no/100 DOLLARS ($40,000.00).

         D. The Original Note, the Additional Note, the Trust Deed, and all other agreements, instruments, certificates and documents executed by Trustor or Borrower in connection with the Loan are referred to collectively as the "Loan Documents."

         E. Trustor has requested, and Beneficiary has consented to, certain modifications of the Trust Deed as of the date set forth above.

         NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Amendment to Trust Deed. The Trust Deed is hereby amended in the following respects:

                 (a) Recital B. Recital B of the Trust Deed and the paragraph following immediately thereafter are hereby deleted in their entirety and replaced with the following provisions:

                          B. Joseph A. Cannon ("Borrower") has obtained a loan (the "Loan") from Beneficiary in the aggregate principal amount of FIVE HUNDRED THOUSAND and no/100 DOLLARS ($500,000.00), as evidenced by a promissory note, dated as of September 27, 1996, made by Borrower payable to the order of Beneficiary (the "Original Note") and a promissory note, dated as of December 23, 1996, made by Borrower payable to the order of Beneficiary (the "Additional Note"), which promissory notes also provide for interest on the unpaid principal balance of the Loan at the rate or rates therein set forth, described, or provided for, and payable at the times and in the manner therein set forth (the Original Note and the Additional Note are referred to collectively hereinafter as the "Notes").

                          NOW, THEREFORE, in order to secure (A) The payment and performance of each and every obligation of Borrower under the Notes; (B) Any extensions, renewals, modifications or replacements of the Notes or of the obligations evidenced thereby, regardless of the extent of or the subject matter of any such extension, renewal, modification or replacement; (C) The payment and performance of each and every agreement and obligation of Trustor under this Trust Deed and under any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby; (D) The payment of such additional loans or advances as may hereafter be made by Beneficiary to Borrower or Trustor or their respective successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Trust Deed; and (E) The payment of all sums expended or advanced by Beneficiary or Trustee pursuant to the terms of this Trust Deed, the Notes, or any instrument further evidencing or securing any obligation secured hereby, together with interest thereon as herein and therein provided (the foregoing items
         (A) through (E) and the matters referred to therein being hereinafter collectively referred to as the "Obligations"), Trustor hereby CONVEYS, WARRANTS, and TRANSFERS to Trustee, IN TRUST, WITH POWER OF SALE, the following property situated in Utah County, State of Utah (the "Trust Property"):

                 (b) Reference to Notes. All references in the Trust Deed to the "Note" shall be amended and modified to refer to the "Notes" and such references shall refer collectively to the Original Note and the Additional Note.

         2. General Provisions. Except as modified by this Amendment, the Trust Deed and the other Loan Documents and each provision thereof are hereby ratified and affirmed in their entirety. This Amendment modifies and amends the Trust Deed, but does not in any manner cancel, repeal, extinguish, replace, satisfy, or release the obligations evidenced and secured by the Trust Deed or the other Loan Documents. This Amendment shall in no manner impair, limit, restrict, or otherwise affect the liens, security interests, assignments, or other rights, benefits, remedies, or prerogatives created and evidenced by the Loan Documents; and such liens, security interests, assignments, and other rights, benefits, remedies, and prerogatives are valid and subsisting and shall continue with their original priority until all of the obligations under the Loan Documents, as modified and amended hereby, are paid and performed in full. The captions in this Amendment shall be solely for convenience of reference. This Amendment may be executed in any number of counterparts, each of which shall, when so executed and delivered, constitute in the aggregate but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        "TRUSTOR"


                                        /s/  JOSEPH A. CANNON
                                        ------------------------------------
                                        Joseph A. Cannon, an individual


                                        /s/  JANEAL B. CANNON
                                        ------------------------------------
                                        Janeal B. Cannon, an individual

                                        "BENEFICIARY"

                                        GENEVA STEEL COMPANY,
                                          a Utah corporation


                                        By    /s/  Ken C. Johnson
                                              ------------------------------
                                        Title  Vice President
                                              ------------------------------



                                   "TRUSTOR"

STATE OF UTAH             )
                          :
COUNTY OF UTAH            )

         The foregoing instrument was acknowledged before me this 23rd day of December, 1996, by Joseph A. Cannon, an individual.


                                        /s/  LORI G. LOUMIS
                                        ------------------------------------
                                        NOTARY PUBLIC


My Commission Expires:                  Residing at: Salt Lake City, Utah

February 6, 1998
---------------------------


STATE OF UTAH             )
                          :
COUNTY OF UTAH            )

         The foregoing instrument was acknowledged before me this 23rd day of December, 1996, by Janeal B. Cannon, an individual.



                                        /s/  LORI G. LOUMIS
                                        ------------------------------------
                                        NOTARY PUBLIC
My Commission Expires:                  Residing at: Salt Lake City, Utah

February 6, 1998
---------------------------

                                 "BENEFICIARY"

STATE OF UTAH             )
                          :
COUNTY OF UTAH            )

         The foregoing instrument was acknowledged before me this 23rd day of December, 1996, by Ken C. Johnson, the V.P. of Geneva Steel Company, a Utah corporation.


                                        /s/  LORI G. LOUMIS
                                        ------------------------------------
                                        NOTARY PUBLIC


My Commission Expires:                  Residing at: Salt Lake City, Utah

February 6, 1998
---------------------------

                                  EXHIBIT "A"

                                       to

                        FIRST AMENDMENT TO DEED OF TRUST


                               LEGAL DESCRIPTION

The Property referred to in the foregoing instrument is located in Utah County, State of Utah, and is more particularly described as follows:


                 LOT 11, PLAT "A," RIVERWOOD ESTATES, PROVO, UTAH, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE AND OF RECORD IN THE UTAH COUNTY RECORDER'S OFFICE.

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "Agreement"), dated as of February 13, 1997, made by JOSEPH A. CANNON, an individual, and JANEAL B. CANNON, an individual (collectively, the "Grantor"), in favor of GENEVA STEEL COMPANY, a Utah corporation ("Lender"),

                                  WITNESSETH:

         WHEREAS, Lender has advanced funds to Grantor pursuant to certain promissory notes dated September 27, 1996 ($460,000), December 23, 1996 ($40,000) and February 13, 1997 ($200,000) (the "Promissory Notes") in the total original principal amount of Seven Hundred Thousand Dollars (the "Loan") and Grantor has executed and delivered to Lender the Promissory Notes evidencing Grantor's obligation to repay the Loan; and

         WHEREAS, as a condition of Lender making the Loan, Grantor is required to enter into this Agreement for the purpose of securing their full and complete performance under the Promissory Notes; and

         WHEREAS, Grantor is willing to give and grant to Lender a security interest in the Collateral (as defined below) as herein provided.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and in order to induce Lender make the Loan, Grantor hereby agrees with Lender, as follows:

         1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

                 "Collateral" has the meaning assigned to such term in Section 2 of this Agreement.

                 "Consumer Goods" means any "consumer goods," as such term is defined in Section 9-109(1) of the UCC, now owned or hereafter acquired by Grantor.

                 "Event of Default" has the meaning set forth in Section 7 of this Agreement.

                 "General Intangible" means any "general intangible," as such term is defined in Section 9-106 of the UCC now owned or hereafter acquired by Grantor, and includes, without limitation, all licenses, permits, rights of indemnification and all right, title and interest which Grantor may now or hereafter have in or under any contract or agreement now owned or hereafter acquired by Grantor.

                 "Instrument" means any "instrument" as that term is defined in
         Section 9-105(i) of the UCC, now owned or hereafter acquired by Grantor.

                 "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement, preferential arrangement or charge of any kind or nature whatsoever, whether voluntary, involuntary or by operation of law.

                 "Proceeds" means "proceeds," as such term is defined in
         Section 9-306(1) of the UCC.

                 "Secured Obligations" means all of (a) Grantor's obligations under the Promissory Notes, (b) Grantor's obligations under this Agreement in accordance with the terms hereof and (c) Grantor's obligations under two Deeds of Trust executed by Grantor, as trustor, to Associated Title Company, as trustee, for the use and benefit of Lender (the "Trust Deeds"), as the Promissory Notes, this Agreement and the Trust Deeds have been or may in the future be amended, modified or supplemented, including, but not limited to, the obligations to perform and observe all covenants and conditions contained in the Promissory Notes, this Agreement and the Trust Deeds, to indemnify Lender for certain liabilities herein provided and to pay all amounts advanced in connection with the Loan.

                 "Tax Returns" means a United States federal income tax return and Utah State income tax return filed by Grantor for the tax year ended December 31, 1996.

                 "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Utah; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Utah, the term "UCC" shall means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         2. Grant of Security Interest. As collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Secured Obligations, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, and hereby grants to Lender a security interest in, all of Grantor's right, title and interest in, to the following (hereinafter referred to as the "Collateral":

                 (a) Grantor's Utah Art Collection as more particularly described on Schedule I hereto;

                 (b) Grantor's European Art Collection as more particularly described on Schedule I hereto;

                 (c) Any and all amounts payable to or for the benefit of Grantor by the United States of America or any agency thereof, including, without limitation, the United States Internal Revenue Service and the United States Treasury Department, in connection with Grantor's preparation and filing of the federal portion of the Tax Return, representing taxes paid by Grantor in excess of Grantor's actual federal income tax obligation for the 1996 tax year.

                 (d) Any and all amounts payable to or for the benefit of Grantor by the State of Utah or any agency thereof, including, without limitation, the Utah State Tax Commission and the Utah State Treasurer's Office, in connection with Grantor's preparation and filing of the state portion of the Tax Returns, representing taxes paid by Grantor in excess of Grantor's actual state income tax obligation for the 1996 tax year.

                 (e) to the extent not otherwise included, all Proceeds, both cash and noncash, of the foregoing items of Collateral.

         3. Representation and Warranties. Grantor hereby represents and warrants to Lender as follows:

         (a) Each of the representations and warranties made by Grantor in this Agreement is true and correct in all material respects.

         (b) Grantor is the sole owner of each item of the Collateral in which a security interest is granted hereunder, having good title thereto, free and clear of any and all Liens except for the security interest granted to Lender pursuant to this Agreement.

         (c) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed by Grantor in favor of Lender pursuant to this Agreement or the Trust Deeds, and (ii) those for which a valid release has been executed and filed with the appropriate public office.

         (d) Appropriate financing statements having been filed in the jurisdictions listed on Schedule II hereto, this Agreement is effective to create a valid and continuing security interest in the Collateral prior to all other Liens. All actions necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken. If, after the date hereof, additional filings are required to create a valid and continuing security interest in the Collateral prior to all other Liens, Grantor shall promptly notify Lender, submit an appropriate amendment to
Schedule II hereto and file all such financing statements.

         (f) The Collateral is in Grantor's control or possession and is located at the location(s) set forth on Schedule III hereto.

         4. Covenants. Grantor covenants and agrees with Lender that from and after the date of this Agreement and until the Secured Obligations are fully satisfied:

         (a) Further Documentation: Pledge of Instruments. At any time and from time to time, upon the written request of Lender, and at the sole expense of Grantor, Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC with respect to the security interest granted hereby and transferring Proceeds to Lender's possession (if a security interest in such Proceeds must be perfected by possession). Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Grantor to the extent permitted by applicable law. If any of the Collateral shall be or become evidenced by any Instrument, Grantor agrees to pledge such Instrument to Lender and shall duly endorse such Instrument in a manner reasonably satisfactory to Lender and deliver the same to Lender. Grantor hereby authorizes and directs each obligor under any such Instrument, on and after the date of an Event of Default, and upon demand of Lender, to remit directly to Lender all proceeds arising out of the Instrument. Grantor hereby relieves each obligor under such Instruments from any liability to Grantor by reason of the remittal of such proceeds directly to Lender. Grantor agrees that within two (2) business days of the receipt of such demand, they will remit to Lender all such proceeds coming into their possession. Lender may apply all proceeds received to the payment of the Secured Obligations, whether or not then due, in such order and manner as Lender, in its sole discretion, may determine.

         (b) Maintenance of Records. Grantor will keep and maintain at their own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.

For Lender's further security, Grantor agrees that Lender shall have a special property interest in all of Grantor's books and records pertaining to the Collateral and, if an Event of Default shall have occurred and be continuing, Grantor shall deliver and turn over any such books and records to Lender or to its representatives at any time on demand of Lender.

         (c) Indemnification. In any suit, proceeding or action brought by Lender relating to any Instrument or General Intangible for any sum owing thereunder, or to enforce any provision of any Instrument or General Intangible, Grantor will save, indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation thereunder or arising out of any such other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Grantor, and all such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Lender.

         (d) Compliance with Laws, Etc. Grantor will comply, in all material respects, with all federal, state and local laws, regulations and statutes applicable to the Collateral or any part thereof or to the operation of Grantor's business.

         (e) Payment of Obligations. Grantor shall pay all liabilities and obligations of Grantor promptly when due in accordance with their terms, and pay and discharge promptly when due all taxes, assessments, and governmental charges or levies imposed upon them or upon their income or profits or in respect of their properties before the same shall become delinquent or in default; provided, however, that Grantor shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy, or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and so long as such proceedings do not result in a risk of loss to Lender of any Collateral.

         (f) Limitation on Liens on Collateral. Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral), and will defend the right, title and interest of Lender in and to any of Grantor's rights to or under the Collateral and to the Proceeds thereof against the claims and demands of all persons whomsoever.


         (g) Maintenance of Insurance. Grantor will maintain, with financially sound and reputable companies, insurance policies insuring the Collateral to the full insurable value thereof against loss by fire, explosion, theft and such other casualties as Lender may require. Proceeds of such insurance shall be payable to Lender as its interest may appear and all policies shall provide for ten (10) days minimum written cancellation notice to Lender. Insurance proceeds may be applied by Lender toward payment of the Promissory Notes, or any other obligations of Grantor to Lender, whether due or not due, in such order of application as Lender shall determine. Grantor shall deposit with Lender policies or certificates of insurance evidencing the insurance coverage required by this section.

         (h) Limitations on Disposition. Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as expressly permitted under this Agreement.

         (i) Further Identification of Collateral. Grantor will, if so requested by Lender, furnish to Lender, as often as Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

         (j) Notices. Grantor will advise Lender promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or in the security interests created hereunder.

         (k) Right of Inspection. Lender shall, at any reasonable time and from time to time upon reasonable prior notice to Grantor (it being agreed that Lender will use its best efforts to give at least five (5) business days' prior notice unless an Event of Default shall have occurred and be continuing, in which case no prior notice is necessary), have full and free access to all the books and records and correspondence of Grantor, and Lender or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and Grantor agrees to render to Lender, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Lender and its representatives shall at all times also have the right to enter into and upon any premises belonging to, or under the control of, Grantor where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein, after giving any appropriate notice as required above.

         (l) Continuous Perfection. Grantor will not change the location of the Collateral as set forth on Schedule III hereto, except for the temporary removal of certain items of Collateral in connection with their ordinary use, unless they give Lender at least thirty (30) days' prior written notice thereof and has taken such action as is necessary to cause the security interest of Lender in the Collateral to continue to be perfected.

         (m) Personal Property. The Collateral is now and shall be and remain personal property, notwithstanding the manner in which the Collateral or any part thereof shall be now or hereafter affixed, attached or annexed to real estate. Grantor will obtain and deliver to Lender such instruments as may be requested by Lender pursuant to which any person with an interest in any real estate upon which any part or all of the tangible Collateral is now or may hereafter be located, consents to the security interests granted herein, disclaims any interest in the tangible Collateral as fixtures, waives in favor of Lender all right to levy upon the Collateral for rent due or to become due from Grantor, and authorizes Lender to enter upon any premises where the Collateral is located at any time and to remove the Collateral.

         (n) Tax Returns. Within seven (7) days after Grantor's filing of the Tax Returns with the Internal Revenue Service and the Utah State Tax Commission, as applicable, Grantor shall deliver to Lender a copy of the Tax Returns, with all accompanying schedules. Upon Grantor's receipt of any amount payable to or for the benefit of Grantor in connection with the Tax Returns, Grantor shall immediately deliver and negotiate to Lender any such amount.

         5.      Lender's Appointment as Attorney-in-Fact.

         (a) Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Lender's discretion, for the purpose of protecting Lender's rights and interests as established by this Agreement and for the purpose of performing any of Lender's rights upon the occurrence of an Event of Default, to take any and all appropriate action and to execute and deliver any and all documents and instruments which Lender may deem necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Lender the power and right, on behalf of Grantor, without notice to or assent by Grantor to do the following:

                 (i) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of Grantor or in its own name or otherwise, to take possession of and endorse (without representation, warranty or recourse whatsoever) and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any Collateral whenever payable; and

                 (ii) to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                 (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Lender or as Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of, or arising out of, any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;
         (D) to defend any suit, action or proceeding brought against Grantor with respect to any Collateral; (E) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Grantor's expense, at any time, or from time to time, all acts and things which Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and Lender's Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

         (b) Grantor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 5, being coupled with an interest, shall be irrevocable until the Secured Obligations are indefeasibly paid and satisfied in full.

         (c) The powers conferred on Lender hereunder are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be required to give an accounting only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

         (d) Grantor also authorizes Lender, at any time and from time to time after the occurrence and during the continuance of an Event of Default, to execute without recourse and without representation or warranty of any kind (except as to ability to convey title), in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         6. Performance by Lender of Grantor's Obligations. If Grantor fails to perform or comply with any of their agreements contained herein and Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Lender incurred in connection with such performance or compliance shall be added to the outstanding principal amount pursuant to the Promissory Notes.

         7. Events of Default. The occurrence of any one or more of the following events or existence of any one or more of the following conditions shall constitute an event of default ("Event of Default") under this Agreement.

                 (a) Grantor shall fail to pay, when due, the principal of or interest on the Promissory Notes, or any fees or charges associated therewith (whether due on the date provided for herein or by acceleration or otherwise);

                 (b) Grantor shall fail to observe or perform any other term, condition or covenant of this Agreement not cured within ten (10) business days after written notice from Lender;

                 (c) Any warranty or representation made or furnished to Lender by or on behalf of Grantor in connection with this Agreement, the Promissory Notes, the Trust Deeds or the Loan proves to have been false in any material respect when made or furnished;

                 (d) There shall occur a material default or a defined Event of Default under the Promissory Notes or the Trust Deeds; or

                 (e) Grantor shall fail to perform any Obligation, as such term is defined in the Trust Deeds.

         8.      Remedies, Rights After Event of Default.

         (a) After the occurrence and during the continuance of an Event of Default, Lender may exercise in addition to all other rights and remedies granted to it in this Agreement, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event, Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange or Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold to the extent allowed by law, free of any right or equity of redemption, which right or equity of redemption Grantor hereby releases. Grantor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at Grantor's premises or such other location near Grantor's premises to which Lender has full access or otherwise at places which Lender shall reasonably select, whether at Grantor's premises or elsewhere. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 8(d) hereof, Grantor remaining liable for any deficiency remaining unpaid after such application. Lender shall be required to account for any surplus, if any, to Grantor only after applying such net proceeds as set forth in Section 8(d) and after the payment by Lender of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral. Grantor agrees that Lender need not give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition





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
of the Collateral are insufficient to pay all amounts to which Lender is entitled, Grantor also being liable for the fees and expenses of any attorneys employed by Lender to collect such deficiency.

         (b) Grantor also agrees to pay all costs of Lender, including, without limitation, attorneys' fees and expenses, incurred in connection with the enforcement of any of its rights and remedies hereunder.

         (c) Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

         (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender in the following order of priorities:

                 First, to the payment of the reasonable costs and expenses of such sale, including, without limitation, all reasonable expenses of Lender and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by Lender in connection therewith or pursuant to Section 6 hereof;

                 Next, to Lender, for the payment in full of the Secured Obligations in accordance with the terms of the Promissory Notes; and

                 Finally, after payment in full of all the Secured Obligations, to Grantor, or their successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         9. Limitation on Lender's Duty in Respect of Collateral. Lender shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Upon request of Grantor, Lender shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

         10. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy, or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, if to Grantor, addressed to them at 3919 North Riverwood Drive, Provo, Utah 84607, and if to Lender, addressed to it at 10 South Geneva Road, Vineyard, Utah 84058, attention Ken C. Johnsen, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this section. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation or receipt, delivered to the cable company, or delivered by hand to the addressee or its agent, respectively. If the notice period required by this Agreement is two days or less, notice shall be given to the other party by telecopy, telephone or hand delivery in addition to any other method chosen by the party giving notice.

         11. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

         12. No Waiver; Remedies. (a) No failure on the part of Lender to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise





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
of any right hereunder preclude any other or future exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law, or any other agreement or instrument executed by Grantor or Lender.

         (b) Failure by Lender at any time or times hereafter to require strict performance by Grantor of any of the provisions, warranties, terms or conditions contained in this Agreement or any other agreement or instrument now or at any time or times hereafter executed by Grantor or any such other person and delivered to Lender shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of Lender, or any agent, officer or employee thereof.

         13. Successors and Assigns. This Agreement and all obligations of Grantor hereunder shall be binding upon the heirs, successors and assigns of Grantor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its respective successors and assigns.

         14. Governing Law. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of Utah. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement.

         15. Further Indemnification. Grantor agrees to pay, and to save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         16. Section Titles. The section titles and headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

         17. Entire Agreement. This Agreement, together with the Promissory Notes and the Trust Deeds, constitutes, on and as of the date hereof, the entire agreement of Grantor and Lender with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between Lender and Grantor with respect to such subject matter are hereby superseded in their entireties.

         18. Termination of Security Interest. This Agreement and the security interests created or granted hereby shall terminate when the Secured Obligations shall have been fully and indefeasibly paid and satisfied at which time Lender (without recourse upon, or any warranty whatsoever by, Lender) shall promptly execute and deliver to Grantor, for filing in each office in which this Agreement or any related notice or filing, or any part thereof, shall have been filed, an instrument releasing Lender's security interest granted hereby as Grantor may reasonably request, all without recourse upon, or any warranty whatsoever by, Lender and at the cost and expense of Grantor.

         19. References to Grantor. Notwithstanding any provision contained in this Agreement to the contrary, the covenants, warranties, agreements and representations evidenced by this Agreement shall be joint and several between Joseph A. Cannon and Janeal B. Cannon. The use of the neuter singular pronoun to refer to Grantor shall be deemed a proper reference even though Grantor may be a group of two or more individuals. The necessary grammatical changes required to make the provisions of this

Agreement apply in the plural sense where more than one Grantor exists and to males or females, shall in all cases be assumed as though in each case fully expressed.

         IN WITNESS WHEREOF, Grantor has executed and delivered this Agreement as of the date first above written.


                                          /s/  JOSEPH A. CANNON
                                          ------------------------------------
                                               Joseph A. Cannon, an individual



                                          /s/  JANEAL B. CANNON
                                          ------------------------------------
                                               Janeal B. Cannon, an individual

Accepted and acknowledged by:

GENEVA STEEL COMPANY,
   a Utah corporation


By: /s/  KEN C. JOHNSON
    -------------------------------
     Name: Ken C. Johnson
           ------------------------
     Title: Vice President
            -----------------------

                                   Schedule I
                                       to
                               Security Agreement

                          (Description of Collateral)

                                See Attachments

                            JOSEPH AND JANEAL CANNON
                             COLLECTION OF UTAH ART


                Steel Plant, Utah Valley #2 by Steven L. Adams
                Andrew Finds His Brother Peter by Robert T. Barrett
                Savior by Dee Jay Bawden
                Joseph and Hyrum by Dee Jay Bawden
                Brigham Young by Dee Jay Bawden
                First Vision by Dee Jay Bawden
                Laguna Beach by Ken B. Baxter
                Abraham Lincoln Bust by George E. Bissell
                Springville Museum of Art Garden by Marilee B. Campbell Tetons by Bruce S. Cheever
                Angel in Pursuit of Fish by Knowledge by James Christensen Solo by James C. Christensen
                Floral by Jenni J. Christensen
                Floral by Jenni J. Christensen
                Floral by Jenni J. Christensen
                Country Garden, Pleasant Grove by Marriam G. Christensen Zion's Alter by Arthur B. Clarke
                Indian Encampment by Michael Coleman
                Box Canyon by Linda W. Curley
                Golden Park, Dimple Dale by Linda W. Curley
                Southern Utah Scene by Linda W. Curley
                Near Stovepipe Wells, Death Valley by Leland Curtis Portraits of George G. Cannon by Cyrus E. Dallin
                Red by George N. Daniels
                Earth Knower by L. Maynard Dixon
                Grand Canyon Colorado by Christian Eiselle
                Wash Day by Cinthia Fehr
                Mountainous Landscape by John Fery
                Takin a Break by Calvin Fletcher
                Pioneers by Calvin Fletcher
                Geneva Resort, Utah Lake by John Hafen
                Deseret Landscape by Carol P. Harding
                Sunflower Still Life by Carol P. Harding
                Royal Palm by David Harrison-Smith
                Geneva Open Hearth by Donald V. Hague
                Sunset by John B. Jarvis
                LaSalle, Peaks from Arches by John B. Jarvis
                Road Through the Woods by Samuel Hans Jepperson
                Geneva by Earl M. Jones
                Pilgram by Brian T. Kershisnik
                Southern Utah Scene by Linda Adams Kesler
                Raising the Flag by Liz M. Lemon
                Grande Canyon by Deana McDonald
                Josh on the Wall by David M. Merrill

        Fishing on the River/Brigham and Abby by David M. Merrill
        Sky Study by Anne Marie Oborn
        Pioneer Wagon Train by George Martin Ottinger
        Querling Temple Marble by Kathleen B. Peterson
        Salt Lake Temple, East Face by Kathleen B. Peterson
        Against the Light Kathleen B. Peterson
        Holiness to the Lord by Kathleen B. Peterson
        Carving Instruments by Kathleen B. Peterson
        Sealing Room, Moroni Delivering Plates to Joseph by Kathleen B. Peterson I am Alpha Omega by Kathleen B. Peterson
        Big Dipper by Kathleen B. Peterson
        San Rafael Series #15 by Denis R. Phillips
        Deer Park Valley, Colorado by David Howell Rosenbaum
        State Street at Eagle Gate by Al G. Rounds
        Mt. Olympus, Afternoon Autumn by Jack S. Sears
        Landscape by Nina N. Schumann
        Girl on Bike by Dennis V. Smith
        The Pyramid by Dennis V. Smith
        Wild Apple at Kristina's by Dennis V. Smith
        Watermaster by Dennis V. Smith
        The Constitution by Dennis V. Smith
        Backyard Icarus by Dennis V. Smith
        The Boy Jesus by Gary Ernest Smith
        Portrait of Jesus by Gary Ernest Smith
        The Man of the Earth by Gary Ernest Smith
        Christ Healing the Blind Man by Gary Ernest Smith
        Woman in a Garden by Gary Ernest Smith
        Potato Field by Gary Ernest Smith
        Jerusalem Inside the Walls by Moishe Smith
        Pieta by Trevor J. Southey
        New Bloom by Trevor J. Southey
        Hope by Trevor J. Southey
        Farm Buildings In Winter by Leconte Stewart
        Winterscape by Karl R. Thomas
        Brigham Young by N. Kraig Varner
        Broke Down Again by Lary C. Wade
        Landscape by Alma Jay Young
        The Farm Worker by Mahonri M. Young
        The Steel Worker by Mahonri M. Young
        Hauling Granite by Mahonri M. Young
        Rembrandt by Mahonri M. Young
        Nautilus by Christopher Young

                            JOSEPH AND JANEAL CANNON
                           COLLECTION OF EUROPEAN ART

Paintings:

        The Adulteress (17th C. European), artist unknown
        The Annunciation by Lee Bennion
        Man of the Earth by Gary Smith
        The Bible I and II by Chagall

Etchings by Rembrandt:

        Presentation in the Temple
        Presentation in the Temple
        Jews in Synagogue
        David at Prayer
        The Adoration of the Shepherds
        Christ Preaching
        The Circumcision in the Stable
        Saints Peter and John
        Christ Seated Disputing with Doctors
        The Agony in the Garden
        Joseph Telling His Dreams
        David and Goliath
        Christ and the Woman of Samaria
        Raising of Lazarus
        Abraham and Isaac
        The Hundred Guilder Print (Christ Healing the Sick)

Bronzes:

        Scout by Cyrus Dallin
        James Madison by Avard Fairbanks
        Restoration of the Melchizedek Priesthood by Avard Fairbanks Signing of the Constitution by Dennis Smith
        Mohonri Young Pair (farmer and laborer)
        George Q. Cannon by Cyrus Dallin

Other:

        Sacred Family, 16th C. Italian marble sculpture, artist unknown Ivory chess set (large)
        Ivory chess set (small)
        The Last Supper by Durer (a fine Meder b impression)

                                  Schedule II
                                       to
                               Security Agreement

        (Jurisdictions Where UCC-1 Financing Statements Have Been Filed)

                                      Utah

                                  Schedule III
                            (Location of Collateral)

                              Grantor's residence:
                           3919 North Riverwood Drive
                               Provo, Utah 84607

                                  EXHIBIT "A"

                                       to

                               SECURITY AGREEMENT


                               LEGAL DESCRIPTION

The Property referred to in the foregoing instrument is located in Utah County, State of Utah, and is more particularly described as follows:


                 LOT 11, PLAT "A," RIVERWOOD ESTATES, PROVO, UTAH, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE AND OF RECORD IN THE UTAH COUNTY RECORDER'S OFFICE.